                      [CANADIAN REVOLVING CREDIT AGREEMENT]

================================================================================


                                CREDIT AGREEMENT

                           dated as of March 20, 2001

                                      among

                       TOM BROWN RESOURCES FUNDING CORP.,

                            TOM BROWN RESOURCES LTD.,

                            THE LENDERS PARTY HERETO,

                         THE OTHER AGENTS PARTY HERETO,

                            THE BANK OF NOVA SCOTIA,
                         as Canadian Syndication Agent,

                           THE TORONTO-DOMINION BANK,
                        as Canadian Documentation Agent,

                       THE CHASE MANHATTAN BANK OF CANADA
                        as Canadian Administrative Agent

                                       and

                            THE CHASE MANHATTAN BANK,
                         as Global Administrative Agent

                         ------------------------------

                            JP MORGAN, A DIVISION OF
                             CHASE SECURITIES INC.,
                      as Sole Bookrunner and Lead Arranger




================================================================================

                                TABLE OF CONTENTS


ARTICLE I             DEFINITIONS.................................................................................1
           1.1.   Defined Terms...................................................................................1
           1.2.   Classification of Loans and Borrowings.........................................................22
           1.3.   Terms Generally................................................................................22
           1.4.   Provision with Respect to Borrowers............................................................22
           1.5.   U.S. Credit Agreement Definitions..............................................................22

ARTICLE II            THE CREDITS................................................................................23
           2.1.   Commitments....................................................................................23
           2.2.   Loans and Borrowings...........................................................................23
           2.3.   Requests for Borrowings........................................................................24
           2.4.   Letters of Credit..............................................................................25
           2.5.   Funding of Borrowings..........................................................................29
           2.6.   Interest Elections.............................................................................29
           2.7.   [Intentionally omitted.].......................................................................31
           2.8.   Termination and Reduction of Commitments.......................................................31
           2.9.   Repayment of Loans; Evidence of Indebtedness...................................................31
           2.10.   Prepayment of Loans...........................................................................32
           2.11.   Fees..........................................................................................34
           2.12.   Interest......................................................................................35
           2.13.   Alternate Rate of Interest....................................................................36
           2.14.   Illegality....................................................................................37
           2.15.   Increased Costs...............................................................................38
           2.16.   Break Funding Payments........................................................................39
           2.17.   Taxes.........................................................................................40
           2.18.   Payments Generally; Pro Rata Treatment; Sharing of Set-offs...................................41
           2.19.   Mitigation Obligations; Replacement of Lenders................................................43
           2.20.   Currency Conversion and Currency Indemnity....................................................43
           2.21.   Addition of Lenders and Increase in Commitments...............................................44
           2.22.   Bankers' Acceptances..........................................................................45

ARTICLE III           REPRESENTATIONS AND WARRANTIES.............................................................49
           3.1.   Corporate Existence............................................................................49
           3.2.   [Intentionally omitted]........................................................................50
           3.3.   [Intentionally omitted]........................................................................50
           3.4.   No Breach......................................................................................50
           3.5.   Authority......................................................................................50
           3.6.   Approvals......................................................................................50
           3.7.   Use of Proceeds and Letters of Credit..........................................................50
           3.8.   [Intentionally omitted]........................................................................50
           3.9.   [Intentionally omitted]........................................................................51



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

           3.10.   Properties, etc...............................................................................51
           3.11.   No Material Misstatements.....................................................................51
           3.12.   [Intentionally omitted].......................................................................52
           3.13.   [Intentionally omitted].......................................................................52
           3.14.   Subsidiaries..................................................................................52
           3.15.   Location of Business and Offices..............................................................52
           3.16.   Defaults......................................................................................52
           3.17.   Unfunded Pension Liabilities..................................................................52
           3.18.   Compliance with the Law.......................................................................52
           3.19.   Solvency......................................................................................52
           3.20.   Representations and Warranties in U.S. Credit Agreement.......................................53

ARTICLE IV            CONDITIONS.................................................................................53
           4.1.   Initial Loan...................................................................................53
           4.2.   Each Credit Event..............................................................................56

ARTICLE V             AFFIRMATIVE COVENANTS......................................................................57
           5.1.   Reporting Requirements.........................................................................57
           5.2.   Litigation.....................................................................................57
           5.3.   Maintenance, Etc...............................................................................57
           5.4.   Further Assurances.............................................................................58
           5.5.   Performance of Obligations.....................................................................58
           5.6.   Additional Subsidiaries........................................................................58
           5.7.   Covenants in U.S. Credit Agreement.............................................................58

ARTICLE VI            [NOT USED].................................................................................59

ARTICLE VII           NEGATIVE COVENANTS.........................................................................59
           7.1.   Nature of Business.............................................................................59
           7.2.   Liens..........................................................................................59
           7.3.   Proceeds of Loans and Letters of Credit........................................................59
           7.4.   Transactions with Affiliates...................................................................59
           7.5.   Subsidiaries...................................................................................59

ARTICLE VIII          EVENTS OF DEFAULT..........................................................................60
           8.1.   Listing of Events of Default...................................................................60
           8.2.   Action if Bankruptcy...........................................................................61
           8.3.   Action if Other Event of Default...............................................................62

ARTICLE IX            AGENTS.....................................................................................62

ARTICLE X             MISCELLANEOUS..............................................................................65
           10.1.   Notices.......................................................................................65
           10.2.   Waivers; Amendments...........................................................................67



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

           10.3.   Expenses; Indemnity; Damage Waiver............................................................68
           10.4.   Successors and Assigns........................................................................70
           10.5.   Survival......................................................................................72
           10.6.   Counterparts; Effectiveness...................................................................73
           10.7.   Severability..................................................................................73
           10.8.   Right of Setoff...............................................................................73
           10.9.   GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS....................................74
           10.10.   WAIVER OF JURY TRIAL.........................................................................75
           10.11.   Headings.....................................................................................75
           10.12.   Confidentiality..............................................................................75
           10.13.   Interest Rate Limitation.....................................................................76
           10.14.   Collateral Matters; Hedging Agreements; Overdraft Facility...................................77
           10.15.   Arranger; Canadian Documentation Agent; Canadian Syndication Agent;
                      Other Agents...............................................................................78
           10.16.   Intercreditor Agreement; Security Documents..................................................78
           10.17.   NO ORAL AGREEMENTS...........................................................................78


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                             EXHIBITS AND SCHEDULES

EXHIBITS:

Exhibit A-1          Form of Legal Opinion of Macleod Dixon
Exhibit A-2          Form of Legal Opinion of Vinson & Elkins L.L.P.
Exhibit A-3          Form of Legal Opinion of Stewart McKelvey Stirling Scales
Exhibit B            Form of Lender Certificate
Exhibit C            Form of Compliance Certificate
Exhibit D            Form of Assignment and Acceptance
Exhibit E-1          Form of Borrowing Request
Exhibit E-2          Form of Interest Election Request
Exhibit F            Form of Pledge Agreement
Exhibit G            [Intentionally omitted]
Exhibit H            [Intentionally omitted]
Exhibit I            Power of Attorney Terms -- Bankers' Acceptances
Exhibit J            Form of Bankers' Acceptance Request
Exhibit K            Calculation of Net Proceeds of Bankers' Acceptances
Exhibit L            Details of Issue of Bankers' Acceptance
Exhibit M            Form of Subsidiary Guaranty
Exhibit N            Form of Parent Guaranty

SCHEDULES:

Schedule 2.1         Commitments




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                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of March 20, 2001, is among TOM BROWN RESOURCES FUNDING CORP., a Nova Scotia unlimited liability company ("TBF"), TOM BROWN RESOURCES LTD., a corporation organized under the laws of the Province of Alberta, Canada ("TBRL") (TBF and TBRL, collectively the "Borrower"), the LENDERS party hereto, the other Agents party hereto, THE BANK OF NOVA SCOTIA, as Canadian Syndication Agent, THE TORONTO-DOMINION BANK, as Canadian Documentation Agent, THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent, and THE CHASE MANHATTAN BANK, as Global Administrative Agent.

         The parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "Acceptance Date" means any date, which must be a Business Day, on which a Bankers' Acceptance is or is to be issued.

         "Accepting Lender" means any Lender which has accepted a Bankers' Acceptance issued by a Borrower under this Agreement.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Canadian Administrative Agent.

         "Affiliate" of any Person means (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

         "Agents" means each of the Global Administrative Agent, the Canadian Administrative Agent, the Canadian Syndication Agent, the Canadian Documentation Agent and the Managing Agent.

         "Agreed Currency" is defined in Section 2.20(a).

         "Agreement" means this Credit Agreement, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "Allocated Canadian Borrowing Base" means from time to time the "Allocated Canadian Borrowing Base" as determined in accordance with Section 2.7(d)(ii) of the U.S. Credit Agreement.

         "Allocated U.S. Borrowing Base" means from time to time the "Allocated U.S. Borrowing Base" as determined in accordance with Section 2.7(d)(i) of the U.S. Credit Agreement.

         "Applicable Lending Office" means, for each Lender and for each Type of Loan, such office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify in writing to the Global Administrative Agent, the Canadian Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and/or issued and maintained.

         "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently set forth in the Register, giving effect to any assignments made in accordance with Section 10.4 or any increases or decreases in Commitments made in accordance with this Agreement.

         "Applicable Rate" means, for any day and with respect to any Eurodollar Loans, any Canadian Prime Loans, any U.S. Prime Loans, any Bankers' Acceptance or any Commitment Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurodollar Loans", "U.S. Prime Loans", "Canadian Prime Loans", "Bankers' Acceptances Stamping Fee" or "Commitment Fees", as the case may be, based on the Global Borrowing Base Utilization on such date.


                                                      U.S. Prime      Canadian          Bankers'
                                       Eurodollar        Loans         Prime           Acceptance       Commitment
       Global Borrowing Base         Loans (in basis   (in basis   Loans (in basis     Stamping Fee      Fees (in
            Utilization:                points)         points)        points)      (in basis points)  basis points)
-------------------------------      ---------------  ----------   ---------------  -----------------  -------------
Less than 25%                            100.0            0.0             0.0             100.0            25.0

25% or greater and less than 33%         112.5           12.5            12.5             112.5            25.0

33% or greater and less than 50%         125.0           25.0            25.0             125.0            25.0

50% or greater and less than 75%         137.5           37.5            37.5             137.5            37.5

75% or greater                           150.0           50.0            50.0             150.0            37.5


         For purposes of the foregoing, any change in the Applicable Rate will occur automatically without prior notice upon any change in the Global Borrowing Base Utilization. Each change in the



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Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

         "Arranger" means JP Morgan, a Division of Chase Securities Inc.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4), and accepted by the Global Administrative Agent and the Canadian Administrative Agent, in substantially the form of Exhibit D or any other form approved by the Global Administrative Agent and the Canadian Administrative Agent.

         "Authorized Officer" means, with respect to a Borrower, the Chairman, the President, any Vice President or the Treasurer of such Borrower or any other officer of such Borrower specified as such to the Canadian Administrative Agent in writing by any of the aforementioned officers of such Borrower or by resolution from the board of directors of such Borrower or, with respect to the Parent, the Chairman, the President, any Vice President or the Treasurer of the Parent or any other officer of the Parent specified as such to the Global Administrative Agent in writing by any of the aforementioned officers of the Parent or by resolution from the board of directors of the Parent.

         "Availability Period" means the period from and including the Global Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

         "BA Exposure" means, with respect to any Accepting Lender, the Principal Amount of Bankers' Acceptances and BA Loans to be paid by the Borrower to the Canadian Administrative Agent at the Principal Office for which such Borrower has not reimbursed such Accepting Lender.

         "BA Loan" is defined in Section 2.22(g) hereof.

         "BA Maturity Date" means the date on which a Bankers' Acceptance is payable.

         "BA Net Proceeds" means, in respect of any Bankers' Acceptance, the amount determined in accordance with the formula set forth in Exhibit K less the Stamping Fees applicable to each Bankers' Acceptances.

         "Bankers' Acceptance Liability" means, with respect to any Bankers' Acceptance, the obligation of the Borrower to pay to the Canadian Administrative Agent at the Principal Office the Principal Amount of any Bankers' Acceptances for which such Borrower has not reimbursed the Accepting Lender.

         "Bankers' Acceptance Rate" means:

         (a) for a Lender which is a Schedule I Lender, the arithmetic average of the rates for the Schedule I Reference Lenders which are listed in Schedule I to the Bank Act



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                  (Canada) as quoted on Reuters Services page CDOR as at 10:00
                  a.m. on the Acceptance Date for the appropriate term of the requested Bankers' Acceptance; and

         (b) for a Lender which is a Non-Schedule I Lender, the arithmetic average of the actual discount rates applicable to Bankers' Acceptances accepted by the Non-Schedule I Reference Lenders which are listed in Schedule II of the Bank Act (Canada) as at 10:00 a.m. on the Acceptance Date for the appropriate term of the requested Bankers' Acceptance, but not to exceed the sum of (a) Banker's Acceptance Rate in paragraph (i) of this definition plus (b) 10 basis points per annum.

         "Bankers' Acceptance Request" is defined in Section 2.22(b) and contains the information set forth in Exhibit L.

         "Bankers' Acceptances" means bankers' acceptances denominated in Canadian Dollars in the form of either a depository bill, as defined in the Depository Bills and Notes Act (Canada), or a blank non-interest bearing bill of exchange, as defined in the Bills of Exchange Act (Canada), in either case issued by the Borrower and accepted by a Lender (and, if applicable, purchased by a Lender) at the request of such Borrower, such depository bill or bill of exchange to be substantially in the standard form of such Lender.

         "Bankruptcy and Insolvency Act (Canada)" means, collectively, the Bankruptcy and Insolvency Act (Canada) and the Companies' Creditor Arrangement Act (Canada), each as amended from time to time and any similar statute of Canada or any province thereof.

         "Borrower" has the meaning given to such term in the preamble as further described in Section 1.4.

         "Borrowing" means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, BA Loans or Bankers' Acceptances, as to which a single Interest Period is in effect.

         "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.3, in substantially the form of Exhibit E-1 or any other form approved by the Canadian Administrative Agent and the Global Administrative Agent.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City and Toronto, Canada are authorized or required by law to remain closed; provided that (a) when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market, (b) when used in connection with a Canadian Prime Loan, BA Loan or Banker's Acceptance, the term "Business Day" shall also exclude any day on which commercial banks in Calgary, Canada and Toronto, Canada are authorized or required by law to remain closed, and (c) when used in connection with a U.S. Prime Loan, the term "Business Day"



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shall also exclude any day on which commercial banks in Calgary, Canada,
Toronto, Canada and New York City are authorized or required by law to remain closed.

         "Canadian Administrative Agent" means The Chase Manhattan Bank of Canada, in its capacity as Canadian administrative agent for the lenders party to each of this Agreement and the Canadian Term Credit Agreement and any successor thereto.

         "Canadian Borrowers" means (i) the Borrower under this Agreement and
(ii) the Canadian Term Borrower under the Canadian Term Credit Agreement.

         "Canadian Borrowing Base Deficiency" means the amount by which (a) the aggregate Credit Exposure of the Lenders exceeds (b) the then current Allocated Canadian Borrowing Base.

         "Canadian Documentation Agent" means The Toronto-Dominion Bank, in its capacity as Canadian documentation agent for the lenders party to each of this Agreement and the Canadian Term Credit Agreement and any successor thereto.

         "Canadian Dollars" or "C$" refers to lawful money of Canada.

         "Canadian Lien Searches" means central and local current searches (for certainty, excluding real property searches) for Liens from each province in which any Borrowing Base Property or any material Collateral owned by the Borrower or any Subsidiary of the Borrower is located, and such other jurisdictions as the Global Administrative Agent may request, covering each Loan Party.

         "Canadian Prime", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined in reference to the Canadian Prime Rate.

         "Canadian Prime Rate" means the variable rate of interest quoted by the Canadian Administrative Agent from time to time as the reference rate of interest which it employs to determine the interest rate it will charge for demand loans in Canadian Dollars to its customers in Canada and which it designates as its prime rate.

         "Canadian Security Documents" means the Security Documents and the Canadian Term Security Documents.

         "Canadian Syndication Agent" means The Bank of Nova Scotia, in its capacity as Canadian syndication agent for the lenders party to each of this Agreement and the Canadian Term Credit Agreement and any successor thereto.

         "Canadian Term Borrower" means TBF, as borrower under the Canadian Term Credit Agreement.




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         "Canadian Term Commitment" means, with respect to each Canadian Term
Lender, the "Commitment" of such Canadian Term Lender (as defined in the Canadian Term Credit Agreement). The aggregate amount of the Canadian Term Lenders' Canadian Term Commitment is U.S.$95,000,000.

         "Canadian Term Credit Agreement" means that certain Credit Agreement of even date herewith among the Canadian Term Borrower, the Canadian Term Lenders, the Global Administrative Agent, the other agents party thereto and the Canadian Administrative Agent, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "Canadian Term Lenders" means the U.S. domiciled financial institutions from time to time party to the Canadian Term Credit Agreement and their respective successors and permitted assigns.

         "Canadian Term Loan Documents" means the Canadian Term Credit Agreement, any guaranties, any security documents, any assignment agreements, and the agreement with respect to fees, together with all exhibits, schedules and attachments thereto, and all other agreements, documents, certificates, financing statements and instruments from time to time executed and delivered pursuant to or in connection with any of the foregoing.

         "Canadian Term Obligations" means, at any time, the Equivalent Amount in U.S. Dollars of the sum of (a) the "Loans" (as defined in the Canadian Term Credit Agreement) of the Canadian Term Lenders under the Canadian Term Loan Documents plus (b) all accrued and unpaid interest and fees owing to the Canadian Term Lenders under the Canadian Term Loan Documents plus (c) all other obligations (monetary or otherwise) of the Canadian Term Borrower to any Canadian Term Lender or the "Agents" (as defined in the Canadian Term Credit Agreement) under the Canadian Term Credit Agreement, whether or not contingent, arising under or in connection with any of the Canadian Term Loan Documents.

         "Canadian Term Security Documents" means the "Security Documents" as defined under the Canadian Term Credit Agreement.

         "Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any Applicable Lending Office of such Lender or any Issuing Bank or by such Lender's or any Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.



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



         "Change of Control" means, except as permitted by Section 7.12 of the U.S. Credit Agreement, the Parent shall cease to own, directly or indirectly, 100% of the issued and outstanding Equity Interests of each Borrower.

         "Closing Date" means the date of this Agreement.

         "Collateral" means any and all "Collateral", as defined in all of the Security Documents.

         "Combined Commitments" means the aggregate of the Commitments, the U.S. Commitments and the Canadian Term Commitments. The initial amount of the Combined Commitments is U.S.$225,000,000.

         "Combined Credit Agreements" means this Agreement, the U.S. Credit Agreement and the Canadian Term Credit Agreement.

         "Combined Credit Exposure" means the sum of (i) the Equivalent Amount in U.S. Dollars of the aggregate Credit Exposure of the Lenders hereunder, (ii) the amount in U.S. Dollars of the aggregate "Credit Exposure" (as defined in the U.S. Credit Agreement) of the U.S. Lenders, and (iii) the Equivalent Amount in U.S. Dollars of the "Loans" (as defined in the Canadian Term Credit Agreement).

         "Combined Lenders" means the Lenders hereunder, the U.S. Lenders and the Canadian Term Lenders.

         "Combined Loan Documents" means the Loan Documents, the U.S. Loan Documents and the Canadian Term Loan Documents.

         "Combined Loans" means the loans made by the Combined Lenders to the Parent and the Canadian Borrowers pursuant to the Combined Loan Documents.

         "Combined Obligations" means the aggregate of the Obligations, the U.S. Obligations and the Canadian Term Obligations (without duplication of any Hedging Obligations).

         "Combined Revolving Commitments" means the aggregate of (i) the Commitments of the Lenders hereunder and (ii) the U.S. Commitments. The initial aggregate amount of the Combined Revolving Commitments is U.S.$130,000,000.

         "Combined Revolving Credit Exposure" means the sum of (i) the Equivalent Amount in U.S. Dollars of the aggregate Credit Exposure of the Lenders hereunder and (ii) the amount in U.S. Dollars of the aggregate "Credit Exposure" (as defined in the U.S. Credit Agreement) of the U.S. Lenders.

         "Combined Revolving Lenders" means (i) the Lenders hereunder and (ii) the U.S. Lenders.




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         "Commitment" means, with respect to each Lender, the commitment of such
Lender to make Loans, to acquire participations in Letters of Credit hereunder, and to accept Bankers' Acceptances or make a BA Loan hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Credit
Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.8, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.4, (c) increased from time to time pursuant to Section 2.21, and (d) terminated pursuant to Sections
8.2 or 8.3. The initial amount of each Lender's Commitment is set forth on
Schedule 2.1, or in the Register following any Assignment and Acceptance to which such Lender is a party or the delivery of a Lender Certificate to which such Lender is a party. The initial aggregate amount of the Commitments of the Lenders is U.S.$55,000,000.

         "Commitment Fee" is defined in Section 2.11(a).

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Credit Exposure" means, with respect to any Lender at any time, the Equivalent Amount in U.S. Dollars of the sum of (a) the outstanding principal amount of such Lender's Loans plus (b) its LC Exposure plus (c) its BA Exposure at such time.

         "Currency" means, with respect to any Loan, whether such Loan is denominated in Canadian Dollars or U.S. Dollars.

         "DBNA" is defined in Section 2.22(j).

         "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Deficiency Notification Date" is defined in Section 2.7(f) of the U.S. Credit Agreement.

         "Equity Interests" means shares of the capital stock, partnership interests, membership interest in a limited liability company, beneficial interests in a trust or other equity interests in the Borrower or any Subsidiary or any warrants, options or other rights to acquire such interests.

         "Equivalent Amount" means as at any date the amount of Canadian Dollars into which an amount of U.S. Dollars may be converted, or the amount of U.S. Dollars into which an amount of Canadian Dollars may be converted, in either case at The Bank of Canada mid-point noon spot rate of exchange for such date in Toronto at approximately 12:00 noon, Toronto time on such date.

         "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are denominated in U.S. Dollars and bear interest at a rate determined by reference to the LIBO Rate.



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



         "Event of Default" has the meaning assigned to such term in Section
8.1.

         "Excepted Liens" means: (i) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, (ii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, (iii) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or statutory landlord's liens, each of which is in respect of obligations that are not more than 90 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP, (iv) any Liens reserved in leases or farmout agreements for rent or royalties and for compliance with the terms of the farmout agreements or leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto, (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), rights of first refusal, easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of the Borrower or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto, (vi) deposits to secure the performance of bids, trade contracts, surety and appeal bonds, and performance bonds leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business, (vii) reservations in original grants from any Governmental Authority, (viii) Liens associated with judgments not prohibited by Section 8.1(h) of the U.S. Credit Agreement, (ix) rights of any Governmental Authority to terminate a lease and (x) Liens to secure intercompany Investments permitted by Sections 7.3(h) or (i) of the U.S. Credit Agreement, provided that such a Lien does not encumber any Oil and Gas Properties.

         "Excluded Taxes" means, with respect to any Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the federal, or any provincial, government of Canada (but which, for greater certainty, shall not include any tax assessed pursuant to Part XIII of the Income Tax Act (Canada)), or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its Applicable Lending Office is located, and (b) any branch profits taxes imposed by the federal, or any provincial, government of Canada or any similar tax imposed by any other jurisdiction in which the recipient is located.

         "Existing Credit Facilities" means (i) that certain Credit Agreement, dated as of June 30, 2000, among the Parent, TBRL, The Chase Manhattan Bank as administrative agent and the lenders party thereto, as amended by the First Amendment to Credit Agreement dated November 20, 2000 and as further amended by the Second Amendment to Credit Agreement dated January 11, 2001, (ii) that certain Loan Note, dated January 11, 2001, between TBRL and The Chase Manhattan Bank, Toronto Branch and (iii) the Stellarton Credit Facility.

         "Financial Statements" means the financial statement or statements of the Parent and its Consolidated Subsidiaries described or referred to in Section
3.2 of the U.S. Credit Agreement.

         "Financing Transactions" means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

         "Foreign Lender" means any Lender that is not a resident in Canada for purposes of the Income Tax Act (Canada). For purposes of this definition, Canada and each province thereof shall be deemed to constitute a single jurisdiction.

         "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than Canada or any province thereof.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "Global Administrative Agent" means The Chase Manhattan Bank, in its capacity as global administrative agent for the Combined Lenders and its successors.

         "Global Borrowing Base" means the "Global Borrowing Base" (as defined in the U.S. Credit Agreement) as determined from time to time pursuant to
Section 2.7 of the U.S. Credit Agreement.

         "Global Borrowing Base Deficiency" means the amount by which (a) the Combined Credit Exposure exceeds (b) the then current Global Borrowing Base.

         "Global Borrowing Base Utilization" means, at the time of determination, an amount (expressed as a percentage) equal to the quotient of
(i) the Combined Credit Exposure divided by (ii) the Global Borrowing Base.

         "Global Effective Date" means a date agreed upon by the Parent and the Global Administrative Agent as the date on which the conditions specified in
Section 4.1 of each Combined Credit Agreement are satisfied (or waived in accordance with Section 10.2 of each Combined Credit Agreement).

         "Governmental Approval" means (a) any authorization, consent, approval, license, ruling, permit, tariff, rate, certification, waiver, exemption, filing, variance, claim, order, judgment or decree of, or with, (b) any required notice to, (c) any declaration of or with, or (d) any registration by or with, any Governmental Authority.

         "Governmental Authority" means the government of the United States of America, Canada, any other nation or any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Governmental Rule" means any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, requirement of, or other governmental restriction or any similar binding form of decision of or determination by, or any binding interpretation or administration of any of the foregoing by, any Governmental Authority, whether now or hereafter in effect.

         "Guarantee" means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, net worth, working capital or earnings of any Person or any production or revenues generated by (or any capital or other expenditures incurred in connection with the acquisition and exploitation of, exploration for, development of or production from) any Hydrocarbons, or a guarantee of the payment of dividends or other distributions upon the Equity Interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank, surety company or other financial institution or similar entity to issue a letter of credit, surety bond or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

         "Guarantor" means the Parent and any Subsidiary Guarantor.

         "Guaranty" means (i) a Parent Guaranty and (ii) a Subsidiary Guaranty made by the Subsidiary Guarantors pursuant to Section 5.6 in favor of the Global Administrative Agent, substantially in the form of Exhibit M, each as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of this Agreement and the other Loan Documents. The term "Guaranties" shall include each and every Guaranty executed and delivered by the Parent and the Subsidiary Guarantors hereunder.

         "Hedging Agreements" means any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

         "Hedging Obligations" means, with respect to any Person, all liabilities (including but not limited to obligations and liabilities arising in connection with or as a result of early or premature termination of a Hedging Agreement, whether or not occurring as a result of a default thereunder) of such Person under a Hedging Agreement.

         "Highest Lawful Rate" is defined in Section 10.13.

         "Hydrocarbon Interests" means all rights, titles and interests in and to oil and gas leases, oil, gas and mineral leases, other Hydrocarbon leases, mineral interests, mineral servitudes, overriding royalty interests, royalty interests, net profits interests, Production Payments, and other similar interests.

         "Hydrocarbons" means, collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

         "Income Tax Act (Canada)" means the Income Tax Act (Canada), as amended from time to time.

         "Increased Commitment Amount" is defined in Section 2.21.

         "Indebtedness" means, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments, (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money), (iv) all Capital Lease Obligations, (v) all obligations under operating leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, based on the purchase price or appraisal value of the Property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property, (vi) all Indebtedness (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (vii) all Indebtedness (as described in the other clauses of this definition) and other obligations of others Guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others, (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Indebtedness or Property of others, (ix) obligations to deliver goods or services, including, without limitation, Hydrocarbons and the forward sale of Hydrocarbons, in consideration of advance payments, (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person which are more than 90 days past due, (xi) the undischarged balance of any Production Payment created by such Person or for the creation of which such Person directly or indirectly received payment, to the extent such Production Payment would be reflected on a consolidated balance sheet of such Person and (xii) Net Liabilities in respect of Hedging Obligations.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Indemnitee" is defined in Section 10.3(b).

         "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of even date herewith, by and among the Global Administrative Agent, the U.S. Syndication Agent, the U.S. Documentation Agent, the Canadian Administrative Agent, the Canadian Syndication Agent, the Canadian Documentation Agent, each Managing Agent, the Co-Agent and the Combined Lenders, as amended, supplemented, restated or otherwise modified from time to time in accordance with the Combined Loan Documents.

         "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.6, in substantially the form of Exhibit E-2 or any other form approved by the Global Administrative Agent and the Canadian Administrative Agent.

         "Interest Payment Date" means (a) with respect to any Canadian Prime Loan or U.S. Prime Loan, the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three (3) months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three (3) months' duration after the first day of such Interest Period, and (c) with respect to any BA Loan, the maturity date of the Bankers' Acceptances issued concurrently with the advance of such BA Loan.

         "Interest Period" means (a) with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day, or, with the consent of the Global Administrative Agent and the Canadian Administrative Agent, such other day, in the calendar month that is one, two, three or six months (or, with the consent of each Lender, nine or twelve months) thereafter, as the Borrower may elect and (b) with respect to any BA Loan, each period commencing on the date such BA Loan is made or converted from another Type of Loan or the last day of the next preceding Interest Period for such BA Loan and ending on the date which is an integral multiple of 30 days thereafter and is not less than 30 days or more than 180 days thereafter, as the Borrower may select as provided in Section 2.6; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period,(c) no Interest Period may end later than the last day of the Availability Period, and (d) the Interest Period for a BA Loan shall end on the BA Maturity Date of the Bankers' Acceptances issued concurrently therewith. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Issuing Bank" means The Toronto-Dominion Bank or any Lender in its capacity as the issuer of Letters of Credit hereunder, provided that, upon written notice to the Global Administrative Agent, the Canadian Administrative Agent and the Borrower, any Lender (other than The Toronto-Dominion Bank) may decline to act in the capacity of an Issuing Bank under this Agreement, and provided further that The Chase Manhattan Bank of Canada and The Chase Manhattan Bank, Toronto Branch, shall not be an Issuing Bank for the purposes of this Agreement. Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

         "Judgment Currency" is defined in Section 2.20(b).

         "LC Disbursement" means a payment made by any Issuing Bank pursuant to a Letter of Credit.

         "LC Exposure" means, at any time, the Equivalent Amount in U.S. Dollars of the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

         "Lender Affiliate" means, with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Lender Certificate" is defined in Section 2.21.

         "Lenders" means the Persons listed on Schedule 2.1 and any other Person that shall have become a party to this Agreement pursuant to an Assignment and Acceptance or pursuant to Section 2.21, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

         "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

         "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Global Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to U.S.

Dollar deposits in the London interbank market) at approximately 11:00 a.m., Toronto time, two Business Days prior to the commencement of such Interest Period, as the rate for U.S. Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which U.S. Dollar deposits of U.S.$5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Global Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien, charge or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment, bailment or margin account for security purposes or (ii) Production Payments and the like which constitute Indebtedness, payable out of Oil and Gas Properties. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

         "Loan Document" means (a) this Agreement, the Security Documents, the Intercreditor Agreement, the Hedging Agreements between either Borrower or any of its Subsidiaries and any Lender or any Affiliate of a Lender, any Borrowing Request and any Interest Election Request, any Assignment and Acceptance, and
(b) each other agreement, document or instrument delivered by the Borrower or any other Person in connection with this Agreement, as such may be amended from time to time.

         "Loan Parties" means the Parent, any Subsidiary Guarantors, TBF and TBRL, and, after the date of this Agreement, any other Affiliate or Subsidiary of either Borrower which executes a Loan Document for so long as such Loan Document is in effect.

         "Loans" means the loans (including, without limitation, the Canadian Prime Loans, the Eurodollar Loans, the U.S. Prime Loans and the BA Loans) made by the Lenders to the Borrower pursuant to this Agreement and the acceptance of Bankers' Acceptances.

         "Majority Lenders" means (i) prior to the time that the Combined Revolving Commitments have been terminated and the Combined Revolving Credit Exposure has been indefeasibly repaid in full in cash, the Combined Revolving Lenders holding greater than or equal to 66-2/3% of the Combined Revolving Commitments and (ii) after the Combined Revolving Commitments have been terminated and the Combined Revolving Credit Exposure has been indefeasibly repaid in full in cash, the Canadian Term Lenders holding greater than or equal to 66-2/3% of the "Loans" (as defined in the Canadian Term Credit Agreement) outstanding under the Canadian Term Credit Agreement.

         "Managing Agent" means National Bank of Canada, in its capacity as managing agent for the Lenders hereunder and the Canadian Term Lenders, and Christiania Bank OG Kreditkasse, ASA New York Branch, in its capacity as managing agent for the U.S. Lenders.

         "Material Adverse Effect" means any material and adverse effect on (i) the assets, liabilities, financial condition, business, operations or affairs of the Parent and its Subsidiaries taken as a whole different from those reflected in the Financial Statements or from the facts represented or warranted in any Combined Loan Document, or (ii) the ability of the Parent and its Subsidiaries taken as a whole to carry out their business as at the Closing Date or as proposed as of the Closing Date to be conducted or meet their obligations under the Combined Loan Documents on a timely basis.

         "Maturity Date" means March 20, 2004.

         "Net Liabilities" means, with respect to any Person, the net mark-to-market value determined in accordance with GAAP.

         "Non-Schedule I Lenders" means a Lender which is a Canadian chartered bank that is listed on Schedule II or Schedule III to the Bank Act (Canada).

         "Non-Schedule I Reference Lenders" means The Chase Manhattan Bank, Toronto Branch, and BNP Paribas [Canada].

         "Obligations" means (without duplication), at any time, the sum of (a) the Credit Exposure of the Lenders under the Loan Documents plus (b) all accrued and unpaid interest and fees owing to the Lenders under the Loan Documents plus
(c) all Hedging Obligations in connection with all Hedging Agreements between the Borrower or any of its Subsidiaries and any Lender or any Affiliate of a Lender plus (d) all other obligations (monetary or otherwise) of the Borrower or any Subsidiary to any Lender or any Agent, whether or not contingent, arising under or in connection with any of the Loan Documents.

         "Oil and Gas Properties" means the Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, joint venture agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, profits a prendre, hereditaments, appurtenances and Properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, water wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

         "Organic Documents" means, relative to any Person, its articles of organization, association, formation or incorporation (or comparable document), its by-laws, memorandum of association or operating agreement and all partnership agreements, limited liability company or operating agreements and similar arrangements applicable to ownership.

         "Other Currency" is defined in Section 2.20(a).

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

         "Overdraft Facility" is defined in Section 7.1(i) of the U.S. Credit Agreement.

         "Parent" means Tom Brown, Inc., a Delaware corporation.

         "Parent Guaranty" means a Guaranty by the Parent delivered pursuant to
Section 4.1(a) in favor of the Global Administrative Agent, substantially in the form of Exhibit N, as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of this Agreement and the other Loan Documents.

         "Participant" is defined in Section 10.4(e).

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Pledge Agreement" means the Pledge Agreement made by the Parent pursuant to Section 4.1(e) substantially in the form of Exhibit F, dated as of the Closing Date, as amended, supplemented, restated or otherwise modified from time to time in accordance with the Loan Documents.

         "Principal Amount" means, for a Bankers' Acceptance, the face amount thereof, for a BA Loan, the principal amount thereof determined in accordance with Section 2.22(g) hereof, and for any other Loans, the outstanding principal amount thereof.

         "Principal Office" means the principal office of the Canadian Administrative Agent, which on the date of this Agreement is located at 1 First Canadian Place, 100 King Street West, Suite 6900, P.O. Box 106, Toronto, Ontario, Canada M5X 1A4.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Register" has the meaning set forth in Section 10.4(c).

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Required Lenders" means Combined Lenders holding "Loans" (as defined in the Canadian Term Credit Agreement) and Combined Revolving Commitments (or Combined Revolving Credit Exposure, as applicable) in the aggregate greater than 50% of the sum of (i) the aggregate unpaid principal amount of the Equivalent Amount in U.S. Dollars of the "Loans" (as defined in the Canadian Term Credit Agreement) and (ii) the aggregate Combined Revolving Commitments under the Combined Loan Documents, or, if the Combined Revolving Commitments have been terminated, the aggregate Combined Revolving Credit Exposure under the Combined Loan Documents.

         "Revolving Borrowing Base" means an amount equal to the Global Borrowing Base less the aggregate amount of the "Loans" (as defined in the Canadian Term Credit Agreement) outstanding pursuant to the Canadian Term Credit Agreement.

         "Revolving Borrowing Base Allocation Notice" is defined in Section 2.7(d)(iii) of the U.S. Credit Agreement.

         "Revolving Borrowing Base Deficiency" means the amount by which (a) the Combined Revolving Credit Exposure exceeds (b) the then current Revolving Borrowing Base.

         "Schedule I Lender" means a Lender which is a Canadian chartered bank listed on Schedule I to the Bank Act (Canada).

         "Schedule I Reference Lenders" means The Bank of Nova Scotia and The Toronto- Dominion Bank.

         "Security Documents" means the Pledge Agreement, the Guaranties and each other security agreement or other instrument or document executed and delivered pursuant to Sections 4.1 or 5.6 or pursuant to the Loan Documents to secure any of the Obligations.

         "Solvent" means, with respect to any Person at any time, a condition under which (a) the fair saleable value of such Person's assets is, on the date of determination, greater than the total amount of such Person's liabilities (including contingent and unliquidated liabilities) at such time; and (b) such Person is able to pay all of its liabilities as such liabilities mature. For purposes of this definition (i) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability, (ii) the "fair saleable value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value, and (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions.

         "Stamping Fee" means, in respect of any Bankers' Acceptance or BA Loan, the fee payable by the Borrower described in Section 2.22(c).

         "Stellarton" means Stellarton Energy Corporation, a corporation organized under the laws of the Province of Alberta, Canada and which was amalgamated with TBRL on January 31, 2001.

         "Stellarton Credit Facility" means that certain revolving credit facility consisting of the following documents: (a) that certain accepted Offering Letter from National Bank of Canada to Stellarton, dated April 12, 2000, as amended by (i) that certain Amendment to Offering Letter dated as of April 12, 2000, dated as of August 4, 2000, by National Bank of Canada to Stellarton, and (ii) that certain Amendment to Offering Letter dated as of April 12, 2000, dated as of November 6, 2000, by National Bank of Canada to Stellarton, (b) that certain Fixed and Floating Charge Demand Debenture and Negative Pledge, dated as of October 17, 1996, between Stellarton and National Bank of Canada, and as supplemented by that certain First Supplemental Debenture to the Debenture of Stellarton Energy Corporation, dated as of October 9, 1998, between Stellarton and the National Bank of Canada, and (c) that certain Deposit Agreement, dated as of October 17, 1996, by Stellarton in favor of National Bank of Canada.

         "Subsidiary" means, with respect to any Person (the "parent") at any date any corporation, limited liability company, partnership (limited or general), association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated herein, each reference to the term "Subsidiary" means a Subsidiary of the Borrower.

         "Subsidiary Guarantor" means any Subsidiary Guarantor which is required to execute a Subsidiary Guaranty pursuant to Section 5.6.

         "Subsidiary Guaranty" means a Subsidiary Guaranty delivered pursuant to
Section 5.6 by a Subsidiary Guarantor in favor of the Global Administrative Agent, substantially in the form of Exhibit M, as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of this Agreement and the other Loan Documents. The term "Subsidiary Guaranties" shall include each and every Subsidiary Guaranty executed and delivered by a Subsidiary Guarantor hereunder.

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "TBF" means Tom Brown Resources Funding Corp., an unlimited liability company organized under the laws of the Province of Nova Scotia, Canada.

         "TBF Documents" means (i) the TBF/TBRL Funding Agreement, (ii) that certain Subscription Agreement dated as of the Global Effective Date between TBRL and the Parent, (iii) that certain Preferred Stock Purchase Agreement dated as of the Global Effective Date between TBF and the Parent and (iv) that certain letter agreement between the Parent and TBF in respect of its Guarantee of the obligations of TBF under the Combined Loan Documents, each as amended, modified, supplemented, waived or replaced from time to time.

         "TBF/TBRL Funding Agreement" means that certain Term Debenture issued as of the Global Effective Date by TBRL to TBF and due March 20, 2021.

         "TBRL" means Tom Brown Resources Ltd., a corporation organized under the laws of the Province of Alberta, Canada.

         "Toronto" means Toronto, Canada.

         "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBO Rate or the Canadian Prime Rate or the Bankers' Acceptance Rate or the U.S. Base Rate.

         "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

         "U.S. Borrowing Base Deficiency" means the amount by which (a) the aggregate "Credit Exposure" (as defined in the U.S. Credit Agreement) of the U.S. Lenders under the U.S. Credit Agreement exceeds (b) the then current Allocated U.S. Borrowing Base.

         "U.S. Commitment" means, with respect to each U.S. Lender, the "Commitment" of such U.S. Lender (as defined in the U.S. Credit Agreement). The initial aggregate amount of the U.S. Lenders' Commitments is U.S.$75,000,000.

         "U.S. Credit Agreement" means that certain Credit Agreement of even date herewith among the Parent, the U.S. Lenders, BNP Paribas as the U.S. Documentation Agent, U.S. Bank National Association as the U.S. Syndication Agent, the other agents party thereto and the Global Administrative Agent, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "U.S. Documentation Agent" means BNP Paribas, in its capacity as U.S. documentation agent for the U.S. Lenders under the U.S. Credit Agreement and any successor thereto.

         "U.S. Dollars" or "U.S.$" or "$" or "Dollars" refers to lawful money of the United States of America.

         "U.S. Lenders" means the financial institutions from time to time party to the U.S. Credit Agreement and their respective successors and permitted assigns.

         "U.S. Loan Documents" means the U.S. Credit Agreement, any guaranties, any security documents, any assignment agreements, and any agreement with respect to fees, together with all exhibits, schedules and attachments thereto, and all other agreements, documents, certificates, financing statements and instruments from time to time executed and delivered pursuant to or in connection with any of the foregoing.

         "U.S. Obligations" means, at any time, the Equivalent Amount in U.S. Dollars of the sum of (a) the aggregate "Credit Exposure" (as defined in the U.S. Credit Agreement) of the U.S. Lenders under the U.S. Loan Documents plus
(b) all accrued and unpaid interest and fees owing to the U.S. Lenders under the U.S. Loan Documents plus (c) all other obligations (monetary or otherwise) of the Parent to any U.S. Lender or the "Agents" (as defined in the U.S. Credit Agreement) under the U.S. Credit Agreement, whether or not contingent, arising under or in connection with any of the U.S. Loan Documents.

         "U.S. Prime", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined in reference to the U.S. Prime Rate.

         "U.S. Prime Rate" means the variable rate of interest quoted by the Canadian Administrative Agent from time to time as the reference rate of interest which it employs to determine the interest rate it will charge for demand loans in U.S. Dollars to its customers in Canada and which it designates as its prime rate.

         "U.S. Security Documents" means the "Security Documents" as defined in the U.S. Credit Agreement.

         "U.S. Syndication Agent" means U.S. Bank National Association, in its capacity as U.S. syndication agent for the U.S. Lenders under the U.S. Credit Agreement and any successor thereto.

         "Unutilized Commitment" means, at the time of determination, the amount by which (a) the lesser of (i) the amount of the Commitment and (ii) the amount of the Allocated Canadian Borrowing Base as then in effect at such time, exceeds
(b) the amount of the aggregate Credit Exposure of the Lenders at such time.

         SECTION 1.2. Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Type (e.g., a "Eurodollar Loan" or "Eurodollar Borrowing" or "BA Loan" or "BA Borrowing" or "U.S. Prime Loan" or "U.S. Prime Borrowing" or "Canadian Prime Loan" or "Canadian Prime Borrowing").

         SECTION 1.3. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, provided such successors and assigns are permitted by the Loan Documents, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

         SECTION 1.4. Provision with Respect to Borrowers. Unless expressly provided for to the contrary, (a) all payment or indemnification of obligations of "Borrower" shall be joint and several as among TBF and TBRL, (b) all notices from "Borrower" shall mean a notice from each of TBF and TBRL, (c) all covenants, representations and warranties, agreements and other obligations of "Borrower" or "Borrower and its Subsidiaries" shall refer to TBF and TBRL and each's respective Subsidiaries, (d) references to "the Borrower", "each Borrower" or "any Borrower" and expressions of like effect shall mean a reference to TBF or TBRL, and (e) each of TBF and TBRL are entitled to, subject to the terms and conditions of this Agreement, request Loans hereunder, notwithstanding any provision referencing only "Borrower".

         SECTION 1.5. U.S. Credit Agreement Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined shall have the meanings given to them in the U.S. Credit Agreement.

                                   ARTICLE II
                                   THE CREDITS

         SECTION 2.1. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans (including BA Loans made in accordance with Section 2.22) to the Borrowers and each Accepting Lender agrees to accept Bankers' Acceptances presented to it by either Borrower pursuant to Section 2.22 in each case from time to time during the Availability Period in an aggregate principal amount that will not result in (a) the Credit Exposure of any Lender exceeding the Commitment of such Lender, or (b) the aggregate amount of the Credit Exposure of all Lenders exceeding the lesser of (i) the aggregate amount of the Allocated Canadian Borrowing Base then in effect and (ii) the aggregate amount of the Commitments of the Lenders. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may repay (but not prepay) Bankers' Acceptances and may borrow, prepay and reborrow Loans.

         SECTION 2.2. Loans and Borrowings.

         (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Applicable Percentages. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

         (b) Subject to Sections 2.13 and 2.14, each Borrowing shall be comprised entirely of Canadian Prime Loans, Eurodollar Loans or U.S. Prime Loans as a Borrower may request in accordance herewith or shall be comprised of Bankers' Acceptances and BA Loans made in accordance with Section 2.22. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

         (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of U.S.$1,000,000 and not less than U.S.$1,000,000 (including any continuation or conversion of existing Loans made in connection therewith). At the time that each Canadian Prime Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of C$500,000 and not less than C$500,000 (including any continuation or conversion of existing Loans made in connection therewith); provided that a Canadian Prime Borrowing may be in an aggregate amount that is equal to the Equivalent Amount in Canadian Dollars of the entire Unutilized Commitment, if less. At the time that each U.S. Prime Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of U.S.$500,000 and not less than U.S.$500,000, as applicable (including any continuation or conversion of existing Loans made in connection therewith); provided that an U.S. Prime Borrowing may be in an aggregate amount that is equal to the entire Unutilized Commitment, if less. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of five (5) Eurodollar Borrowings, BA Loan Borrowings or Banker's Acceptance Borrowings outstanding.

         (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Eurodollar Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

         SECTION 2.3. Requests for Borrowings. To request a Borrowing, a Borrower shall notify the Global Administrative Agent and the Canadian Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 2:00 p.m., Toronto time, three Business Days before the date of the proposed Borrowing or (b) in the case of a Canadian Prime Borrowing or U.S. Prime Borrowing, not later than 11:00 a.m., Toronto time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Global Administrative Agent and the Canadian Administrative Agent of a written Borrowing Request executed by an Authorized Officer of such Borrower, substantially in the form of Exhibit E-1 or otherwise in a form approved by the Global Administrative Agent and the Canadian Administrative Agent. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.2:

                  (i) the aggregate amount of the requested Borrowing (which amount will be in the appropriate Currency as required pursuant to the last sentence of this Section 2.3;

                  (ii) the date of such Borrowing, which shall be a Business
         Day;

                  (iii) whether such Borrowing is to be a Canadian Prime Borrowing, a U.S. Prime Borrowing or a Eurodollar Borrowing; and

                  (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period".

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Canadian Prime Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Canadian Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan (which shall be made in the appropriate Currency based on the currency of the Borrowings being requested) to be made as part of the requested Borrowing. Notwithstanding anything herein to the contrary, Canadian Prime Loans and BA Loans may only be denominated in Canadian Dollars and U.S. Prime Loans and Eurodollar Loans may only be denominated in U.S. Dollars.

         SECTION 2.4. Letters of Credit.

         (a) General. Subject to the terms and conditions set forth herein, the Borrowers may request the issuance of Letters of Credit for its own account or the account of any Subsidiary, in a form reasonably acceptable to the Global Administrative Agent, the Canadian Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by such Borrower to, or entered into by such Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

         (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower making such request shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing
Bank) to an Issuing Bank, the Canadian Administrative Agent and the Global Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information (including, if applicable, the Currency of such Letter of Credit which shall be Canadian Dollars or U.S. Dollars) as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, such Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed U.S.$15,000,000 and (ii) the total Credit Exposure shall not exceed the lesser of (x) the aggregate Commitments of the Lenders or (y) the Allocated Canadian Borrowing Base then in effect.

         (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension provided such date is not beyond the date in clause (ii)) and (ii) five (5) Business Days prior to the Maturity Date.

         (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Canadian Administrative Agent, for the account of the Issuing

Bank in the Currency in which such Letter of Credit is denominated, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

         (e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, such Borrower shall reimburse such LC Disbursement in the Currency in which such Letter of Credit is denominated by paying to the Canadian Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, Toronto time, on the date that such LC Disbursement is made, if such Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Toronto time, on such date, or, if such notice has not been received by such Borrower prior to such time on such date, then not later than 12:00 noon, Toronto time, on (i) the Business Day that such Borrower receives such notice, if such notice is received prior to 10:00 a.m., Toronto time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, unless such LC Disbursement is less than C$500,000 or U.S.$500,000, as applicable, the Borrower may, subject to the conditions to Borrowing set forth herein, request in accordance with
Section 2.3 that such payment be financed with a Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting Borrowing. If the Borrower fails to make such payment when due, the Canadian Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Canadian Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.5 with respect to Loans made by such Lender in the appropriate Currency (and Section 2.5 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Canadian Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Canadian Administrative Agent of any payment from either Borrower pursuant to this paragraph, the Canadian Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of Canadian Prime Loans or U.S. Prime Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

         (f) Obligations Absolute. The Borrowers' obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein proving to be untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers' obligations hereunder. Neither the Agents, the Lenders or any Issuing Bank nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse such Issuing Bank from liability to the Borrowers to the extent of any direct or actual damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by such Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

         (g) Disbursement Procedures. An Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly notify the Canadian Administrative Agent and the Borrowers by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve a Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

         (h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Canadian Prime Loans or U.S. Prime Loans as applicable; provided that, if the Borrower fails to reimburse such LC Disbursement within two (2) Business Days after such reimbursement is due pursuant to paragraph (e) of this Section, then Section 2.12(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

         (i) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Global Administrative Agent, the Canadian Administrative Agent or the Majority Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Canadian Administrative Agent, in the name of the Canadian Administrative Agent and for the benefit of the Lenders, an amount in cash (in the applicable Currency) equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to either Borrower described in Section 8.1(g). The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.10, and any such cash collateral so deposited and held by the Canadian Administrative Agent hereunder shall constitute part of the Global Borrowing Base for purposes of determining compliance with Section 2.10. Each such deposit shall be held by the Canadian Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Canadian Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Canadian Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Canadian Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.10, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.10 and no Default shall have occurred and be continuing.

         SECTION 2.5. Funding of Borrowings.

         (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Toronto time, to the account of the Canadian Administrative Agent most recently designated by it for such purpose by notice to the Lenders, which Loan shall be in the appropriate Currency (based on the relevant Borrowing Request). The Canadian Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to a specified account of the Borrower; provided that Canadian Prime Loans and/or U.S. Prime Loans made to finance the reimbursement of an LC Disbursement as provided in
Section 2.4(e) shall be remitted by the Canadian Administrative Agent to the applicable Issuing Bank.

         (b) Unless the Canadian Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Canadian Administrative Agent such Lender's share of such Borrowing, the Canadian Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Canadian Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Canadian Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Canadian Administrative Agent, at (i) in the case of such Lender, the greater of the cost incurred by the Canadian Administrative Agent for making such Lender's share of such Borrowing or a rate determined by the Canadian Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Loans made in such Borrowing. If such Lender pays such amount to the Canadian Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

         (c) Borrowings, conversion or continuations of Loans, and prepayments of Loans of different Currencies at the same time hereunder shall be deemed to be separate Borrowings, continuations, conversions and prepayments, respectively, one for each Currency.

         SECTION 2.6. Interest Elections.

         (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request (or a Canadian Prime Borrowing if no Type is specified) and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request (or one month if no Interest Period is specified). Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may, subject to the requirements of
Section 2.2(c), elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the

Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

         (b) To make an election pursuant to this Section, the Borrower shall notify the Global Administrative Agent and the Canadian Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.3 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Global Administrative Agent and the Canadian Administrative Agent of a written Interest Election Request executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit E-2 or otherwise in a form approved by the Global Administrative Agent and the Canadian Administrative Agent.

         (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.2:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be a Canadian Prime Borrowing or U.S. Prime Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

         (d) Promptly following receipt of an Interest Election Request, the Canadian Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

         (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an U.S. Prime Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Global Administrative Agent or the Canadian Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as such Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless the Obligations have been accelerated pursuant to
Section 8.3, each Eurodollar Borrowing shall be converted to an U.S. Prime Borrowing at the end of the Interest Period applicable thereto.

         SECTION 2.7. [Intentionally omitted.]

         SECTION 2.8. Termination and Reduction of Commitments.

         (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

         (b) The Borrowers may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of U.S.$1,000,000 and not less than U.S.$5,000,000 and (ii) the Borrowers shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the aggregate Credit Exposure of the Lenders would exceed the aggregate Commitments of the Lenders.

         (c) The Borrowers shall notify the Global Administrative Agent and the Canadian Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least two (2) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Canadian Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrowers pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrowers (by notice to the Global Administrative Agent and the Canadian Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Subject to the rights of the Borrowers under
Section 2.21, any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their Applicable Percentage of the Commitments.

         SECTION 2.9. Repayment of Loans; Evidence of Indebtedness.

         (a) Each Borrower hereby unconditionally promises to pay to the Canadian Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan and Borrowing of such Lender on the Maturity Date.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Obligations of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (c) The Canadian Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Lender's Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Canadian Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

         (d) The entries made in the accounts maintained pursuant to paragraphs
(b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Canadian Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

         (e) Any Lender may request that Loans made by it be evidenced by one or more promissory notes. In such event, the Borrower shall prepare, execute and deliver to such Lender promissory notes payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns and in a form approved by the Global Administrative Agent and the Canadian Administrative Agent). Thereafter, the Loans evidenced by such promissory notes and interest thereon shall at all times (including after assignment pursuant to Section 10.4) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if any such promissory note is a registered note, to such payee and its registered assigns).

         SECTION 2.10. Prepayment of Loans.

         (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of
Section 2.10(c). The Borrower shall not be permitted to prepay any Bankers' Acceptance or BA Loans at any time.

         (b) If, (i) either the Global Borrowing Base or the Allocated Canadian Borrowing Base is (A) redetermined under Section 2.7 of the U.S. Credit Agreement, (B) reallocated pursuant to Section 2.7(d) of the U.S. Credit Agreement, or (C) reduced pursuant to any other provision of the U.S. Credit Agreement, and (ii) as a result thereof, either a Global Borrowing Base Deficiency, Revolving Borrowing Base Deficiency or a Canadian Borrowing Base Deficiency occurs, then the Borrower shall take the following actions:

         (1) in the case of a Global Borrowing Base Deficiency or a Revolving Borrowing Base Deficiency resulting from a redetermination or reduction of the Global Borrowing Base, prepay, or cause to be prepaid, (a) Loans and "Loans" under the U.S. Credit Agreement in an aggregate principal amount equal to such deficiency and (b) if such deficiency is greater than the sum of the outstanding Loans and "Loans" under the U.S. Credit Agreement, an additional amount of "Loans" under the U.S. Credit Agreement, together, in each case, with interest on the principal amount paid accrued to the date of such prepayment and, if after prepaying all of the Loans (other than Bankers Acceptances) and "Loans" under the U.S. Credit Agreement, a Global

                  Borrowing Base Deficiency or a Revolving Borrowing Base Deficiency remains as a result of a BA Exposure, pay to the Canadian Administrative Agent an amount equal to such remaining Global Borrowing Base Deficiency or Revolving Borrowing Base Deficiency to be held as cash collateral as provided in Section 2.22(k), and, if after prepaying all of the Loans (other than Bankers Acceptances) and "Loans" under the U.S. Credit Agreement and providing cash collateral for all Bankers' Acceptances pursuant to this Section, a Global Borrowing Base Deficiency or a Revolving Borrowing Base Deficiency remains as a result of an LC Exposure or an "LC Exposure" under the U.S. Credit Agreement, pay to the Global Administrative Agent an amount equal to such remaining Global Borrowing Base Deficiency or Revolving Borrowing Base Deficiency to be held as cash collateral as provided in
                  Section 2.4(i); provided that the Borrower shall be obligated to make (or cause to be made) any such prepayment and/or deposit of cash collateral within 180 days following the Deficiency Notification Date with respect to such deficiency; and provided further that within 90 days following the Deficiency Notification Date, the Borrower shall have prepaid (or caused to be prepaid), or deposited cash in an amount equal to, one-half of such Global Borrowing Base Deficiency or Revolving Borrowing Base Deficiency;

         (2) in the case of a Canadian Borrowing Base Deficiency resulting from a redetermination or reduction of the Global Borrowing Base, take the action described under clause (1) above (except that prepayments shall be made in respect of Loans made pursuant to this Agreement);

         (3) in the case of a Canadian Borrowing Base Deficiency resulting from a reallocation of the Revolving Borrowing Base pursuant to Section 2.7(d) of the U.S. Credit Agreement, prepay Loans in an aggregate principal amount equal to such deficiency, together with interest on the principal amount paid accrued to the date of such prepayment, and if a Canadian Borrowing Base Deficiency remains after prepaying all of the Loans as a result of an LC Exposure, pay to the Global Administrative Agent an amount equal to such remaining Canadian Borrowing Base Deficiency to be held as cash collateral as provided in
                  Section 2.4(i); it being understood that the Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the effective date of such reallocation; and

         (4) notwithstanding anything in this Section 2.10 to the contrary, in the event that a Canadian Borrowing Base Deficiency exists at a time when no Revolving Borrowing Base Deficiency exists, then, to the extent that such action would cure (in whole or in part) such Canadian Borrowing Base Deficiency, the Borrower may reallocate the Revolving Borrowing Base between the Allocated U.S. Borrowing Base and the Allocated Canadian Borrowing Base by providing the Global Administrative Agent and the Canadian Administrative Agent with its election to do so (which election will designate the relevant reallocations) on the Business Day on which such Canadian Borrowing Base Deficiency occurs; provided, however, that no reallocation shall be permitted to the extent such reallocation would cause the aggregate "Credit Exposure" of the U.S. Lenders under the U.S. Credit Agreement to be greater than the lesser of the aggregate "Commitments" thereunder and the Allocated U.S. Borrowing Base.

         (c) The Borrower shall notify the Global Administrative Agent and the Canadian Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 1:00 p.m., Toronto time, two Business Days before the date of prepayment or (ii) in the case of prepayment of a Canadian Prime Borrowing or U.S. Prime Borrowing, not later than 11:00 a.m., Toronto time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid (which amount shall be in a minimum principal amount of U.S.$1,000,000 and in U.S.$1,000,000 increments in excess thereof); provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.8, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.8. Promptly following receipt of any such notice relating to a Borrowing, the Canadian Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.2. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by
Section 2.12 and by any other amounts then due under this Agreement (including all amounts due under Section 2.16).

         SECTION 2.11. Fees.

         (a) The Borrower agrees to pay to the Canadian Administrative Agent for the account of each Lender a commitment fee (the "Commitment Fee"), which shall accrue at the Applicable Rate on the daily amount equal to the Applicable Percentage of such Lender of the Unutilized Commitment during the period from and including the Global Effective Date to but excluding the date on which the Commitments terminate. Accrued Commitment Fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date of this Agreement; provided that any Commitment Fees accruing after the date on which the Commitments terminate shall be payable on demand. All Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

         (b) The Borrower agrees to pay (i) to the Canadian Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Loans on the average daily amount of such Lender's Applicable Percentage of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date on which the Commitments terminate and the date on which the Lenders cease to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee equal to the greater of (A) U.S.$500, and (B) the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements), which LC Exposure will be converted to an Equivalent Amount with respect to Letters of Credit which are denominated in Canadian Dollars, during the period from and including the date of this Agreement to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure , as well as the Issuing Bank's standard fees with respect to the administration, issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees shall be payable in arrears on the last day of each March, June, September and December of each year, commencing on the first such date to occur after the date of this Agreement; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

         (c) [Intentionally omitted].

         (d) Unless otherwise set forth herein, all fees payable hereunder shall be paid on the dates due, in immediately available funds in U.S. Dollars, to the Global Administrative Agent or the Canadian Administrative Agent (or the Issuing Bank, in the case of fees payable to it), as the case may be, for distribution, in the case of Commitment Fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

         SECTION 2.12. Interest.

         (a) Subject to Sections 2.12(f), (g) and (h) and Section 10.13, the Loans comprising each Canadian Prime Borrowing shall bear interest at the Canadian Prime Rate plus the Applicable Rate for Canadian Prime Loans, and Loans comprising each U.S. Prime Borrowing shall bear interest at the U.S. Prime plus the Applicable Rate for U.S. Base Rate Loans.

         (b) Subject to Sections 2.12(f), (g) and (h) and Section 10.13, the Loans comprising each Eurodollar Borrowing shall bear interest at the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate for Eurodollar Loans.

         (c) Notwithstanding the foregoing, but subject to Sections 2.12(f), (g) and (h) and Section 10.13, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section plus, to the extent permitted by applicable law, 2% or (ii) in the case of any other amount, the rate applicable to Canadian Prime

Loans as provided in paragraph (a) of this Section plus, to the extent permitted by applicable law, 2%.

         (d) Subject to Sections 2.12(f), (g) and (h) and Section 10.13, accrued interest on each Loan (other than a Loan consisting of the acceptance of a Bankers' Acceptance) shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand of the Canadian Administrative Agent or the Required Lenders (through the Canadian Administrative Agent), (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

         (e) Subject to Sections 2.12(f), (g) and (h) and Section 10.13, all interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Canadian Prime Rate or the U.S. Base Rate and interest associated with BA Loans shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Canadian Prime Rate, U.S. Base Rate or LIBO Rate shall be determined by the Canadian Administrative Agent, and such determination shall be conclusive absent manifest error.

         (f) To the extent permitted by applicable law, any provision of the Interest Act (Canada) or the Judgment Interest Act (Alberta) which restricts any rate of interest set forth herein shall be inapplicable to this Agreement and is hereby waived by the Borrower.

         (g) The theory of deemed reinvestment shall not apply to the calculation of interest or payment of fees or other amounts hereunder, notwithstanding anything contained in this Agreement, acceptance or other evidence of indebtedness or in any other Loan Document now or hereafter taken by any Agent or any Lender for the obligations of the Borrower under this Agreement, or any other instrument referred to herein, and all interest and fees payable by the Borrower to the Lenders, shall accrue from day to day, computed as described herein in accordance with the "nominal rate" method of interest calculation.

         (h) Where, in this Agreement, a rate of interest or fees is to be calculated on the basis of a 360-day year, such rate is, for the purpose of the Interest Act (Canada), equivalent to the said rate (i) multiplied by the actual number of days in the one year period beginning on the first day of the period of calculation and (ii) divided by 360.

         SECTION 2.13. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

         (a) the Global Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate, as applicable, for such Interest Period;

         (b) the Global Administrative Agent is advised by the Required Lenders that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; or

         (c) the Global Administrative Agent determines in good faith (which determination shall be conclusive) that by reason of circumstances affecting the interbank dollar market generally, deposits in U.S. Dollars in the London interbank dollar market are not being offered for the applicable Interest Period and in an amount equal to the amount of the Eurodollar Loan requested by the Borrower, then the Global Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Global Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing for the affected Interest Period shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as a Eurodollar Loan having the shortest Interest Period which is not unavailable under clauses (a) through
(c) of this Section, and if no Interest Period is available, as an U.S. Prime Borrowing.

         SECTION 2.14. Illegality.

         (a) Notwithstanding any other provision of this Agreement to the contrary, if (i) by reason of the adoption of any applicable Governmental Rule or any change in any applicable Governmental Rule or in the interpretation or administration thereof by any Governmental Authority or compliance by any Lender with any request or directive (whether or not having the force of law) of any central bank or other Governmental Authority or (ii) circumstances affecting the London interbank dollar market or the position of a Lender therein shall at any time make it unlawful or impracticable in the sole discretion of a Lender exercised in good faith for such Lender or its Applicable Lending Office to (A) honor its obligation to make Eurodollar Loans either generally or for a particular Interest Period provided for hereunder, or (B) maintain Eurodollar Loans either generally or for a particular Interest Period provided for hereunder, then such Lender shall promptly notify the Borrower thereof through the Global Administrative Agent and such Lender's obligation to make or maintain Eurodollar Loans having an affected Interest Period hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans having an affected Interest Period (in which case the provisions of Section 2.14(b) hereof shall be applicable). Before giving such notice pursuant to this
Section 2.14, such Lender will designate a different available Applicable Lending Office for the affected Eurodollar Loans of such Lender or take such other action as the Borrower may request if such designation or action will avoid the need to suspend such Lender's obligation to make Eurodollar Loans hereunder and will not, in the sole opinion of such Lender exercised in good faith, be disadvantageous to such Lender (provided, that such Lender shall have no obligation so to designate an Applicable Lending Office for Eurodollar Loans located in the United States of America).

         (b) If the obligation of any Lender to make or maintain any Eurodollar Loans shall be suspended pursuant to Section 2.14(a) hereof, all Loans having an affected Interest Period which would otherwise be made by such Lender as Eurodollar Loans shall be made instead as U.S. Prime Loans (and, if such Lender so requests by notice to the Borrower with a copy to the Global Administrative Agent and the Canadian Administrative Agent, each Eurodollar Loan having an affected Interest Period of such Lender then outstanding shall be automatically converted into a U.S. Prime Loan on the last day of the Interest Period for such Eurodollar Loans unless earlier conversion is required by applicable law) and, to the extent that Eurodollar Loans are so made as (or converted into) U.S. Prime Loans, all payments of principal which would otherwise be applied to such Eurodollar Loans shall be applied instead to such U.S. Prime Loans.

         SECTION 2.15. Increased Costs.

         (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the LIBO Rate) or any Issuing Bank; or

                  (ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or BA Loan or Bankers' Acceptance (or of maintaining its obligation to make any such Loan or BA Loan or Bankers' Acceptance ) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or BA Loan or Bankers' Acceptance, or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or such Issuing Bank such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

         (b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy), then the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such

Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered.

         (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

         (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

         SECTION 2.16. Break Funding Payments. In the event of (a) the payment (including prepayment or cash collateralization, as applicable) of any principal of any Eurodollar Loan or BA Loan or Bankers' Acceptance other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan or BA Loan or Bankers' Acceptance other than on the last day of the Interest Period applicable thereto,
(c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(b) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan or BA Loans or Bankers' Acceptances other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the London interbank market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower, the Global Administrative Agent and the Canadian

Administrative Agent and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten
(10) days after receipt thereof.

         SECTION 2.17. Taxes.

         (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Global Administrative Agent, the Canadian Administrative Agent, each Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law; provided that if a Lender is in breach of its representations and warranties under Section 2.17(e), then the Borrower shall only be obligated to comply with clauses (ii) and (iii) of this
Section 2.17(a) with respect to payments to be made to such Lender.

         (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) The Borrower shall indemnify the Global Administrative Agent, the Canadian Administrative Agent, each Lender and each Issuing Bank, within ten
(10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Global Administrative Agent, the Canadian Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that if a Lender is in breach of its representations and warranties under Section 2.17(e), then the Borrower shall have no obligations under this Section 2.17(c) with respect to any payments or liabilities described herein made or owed by such Lender. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or an Issuing Bank, or by either the Global Administrative Agent or the Canadian Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, if available, the Borrower shall deliver to the Global Administrative Agent and the Canadian Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Global Administrative Agent and the Canadian Administrative Agent.

         (e) Each Lender represents and warrants that it is not a Foreign
Lender.

         (f) If the Borrower at any time pays an amount under Section 2.17(a),
(b) or (c) to any Lender, the Global Administrative Agent, the Canadian Administrative Agent or any Issuing Bank, and such payee receives a refund of or credit for any part of any Indemnified Taxes or Other Taxes which such payee determines in its sole judgment is made with respect to such amount paid by the Borrower, such Lender, the Global Administrative Agent, the Canadian Administrative Agent or any Issuing Bank, as the case may be, shall pay to the Borrower the amount of such refund or credit promptly, and in any event within 60 days, following the receipt of such refund or credit by such payee.

         SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

         (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15,
2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, Toronto time), on the date when due, in immediately available funds in the appropriate Currency, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Canadian Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Canadian Administrative Agent c/o The Chase Manhattan Bank of Canada, 1 First Canadian Place, 100 King Street West, Suite 6900, P.O. Box 106, Toronto, Ontario, Canada M5X 1A4, Attention:
Portfolio Management Associates, Telephone: 416-216-4135, Fax: 416-216-4162, with a copy to The Chase Manhattan Bank, Loan and Agency Services, One Chase Manhattan Plaza, 8th floor, New York, NY 10081, Attention: Joselin Fernandes,
Telephone: 212-552-7414, Fax: 212-552-5777, with a copy to The Chase Manhattan Bank, Global Oil & Gas, 600 Travis Street, 20th floor, Houston, Texas 77002,
Attention: Peter Licalzi, Telephone: 713-216-8869, Fax: 713-216-4117, except payments to be made directly to an Issuing Bank as expressly provided herein and payments pursuant to Sections 2.15, 2.16, 2.17(c) and 10.3 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Canadian Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as set forth in clause (a) of the definition of "Interest Period", if any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in the appropriate Currency as required pursuant to the Loan Documents.

         (b) If at any time insufficient funds are received by and available to the Canadian Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

         (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

         (d) Unless the Canadian Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Canadian Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the Borrower will not make such payment, the Canadian Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or an Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or each of the Issuing Banks, as the case may be, severally agrees to repay to the Canadian Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Global Administrative Agent, at the greater of the cost incurred by the Canadian Administrative Agent for making such distributed amount and a rate determined by the Global Administrative Agent in accordance with banking industry rules on interbank compensation.

         (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.4(d) or (e), 2.5(b), 2.18(d) or 10.3(c) then the Canadian Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Canadian Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

         SECTION 2.19. Mitigation Obligations; Replacement of Lenders.

         (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different Applicable Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section
2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) If (i) any Lender asserts that events have occurred suspending its obligation to make or maintain Eurodollar Loans under Section 2.14 when substantially all other Lenders have not also done so, (ii) any Lender requests compensation under Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or (iv) any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender, the Canadian Administrative Agent and the Global Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.4), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (1) the Borrower shall have received the prior written consent of the Global Administrative Agent and the Canadian Administrative Agent, which consents shall not unreasonably be withheld or delayed, (2) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (3) the assignee and assignor shall have entered into an Assignment and Acceptance, and (4) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments.

         SECTION 2.20. Currency Conversion and Currency Indemnity.

         (a) Payments in Agreed Currency. The Borrower shall make payment relative to any Obligation in the currency (the "Agreed Currency") in which the Obligation was effected. If any payment is received on account of any Obligation in any currency (the "Other Currency") other than the Agreed Currency (whether voluntarily or pursuant to an order or judgment or the enforcement thereof or the realization of any Collateral or the liquidation of the Borrower or otherwise howsoever), such payment shall constitute a discharge of the liability of the Borrower hereunder and under the other Loan Documents in respect of such obligation only to the extent of the amount of the Agreed Currency which the relevant Lender or Agent, as the case may be, is able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with its normal procedures and after deducting any premium and costs of exchange.

         (b) Conversion of Agreed Currency into Judgment Currency. If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the "Judgment Currency") any amount due in the Agreed Currency then the conversion shall be made on the basis of the rate of exchange prevailing on the next Business Day following the date such judgment is given and in any event the Borrower shall be obligated to pay the Agents and the Lenders any deficiency in accordance with
Section 2.20(c). For the foregoing purposes "rate of exchange" means the rate at which the relevant Lender or Agent, as applicable, in accordance with its normal banking procedures is able on the relevant date to purchase the Agreed Currency with the Judgment Currency after deducting any premium and costs of exchange.

         (c) Circumstances Giving Rise to Indemnity. To the fullest extent permitted by applicable law, if (i) any Lender or any Agent receives any payment or payments on account of the liability of the Borrower hereunder pursuant to any judgment or order in any Other Currency, and (ii) the amount of the Agreed Currency which the relevant Lender or Agent, as applicable, is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the Agreed Currency due in respect of such liability immediately prior to such judgment or order, then the Borrower on demand shall, and the Borrower hereby agrees to, indemnify the Lenders and the Agents from and against any loss, cost or expense arising out of or in connection with such deficiency.

         (d) Indemnity Separate Obligation. To the fullest extent permitted by applicable law, the agreement of indemnity provided for in Section 2.20(c) shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lenders or Agents or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

         SECTION 2.21. Addition of Lenders and Increase in Commitments. It is agreed by the parties hereto that one or more financial institutions acceptable to the Borrower, the Canadian Administrative Agent and the Global Administrative Agent may become a Lender under this Agreement by executing and delivering to the Borrower, the Canadian Administrative Agent and the Global Administrative Agent a certificate substantially in the form of Exhibit B hereto (a "Lender Certificate"). Upon receipt and agreement by the Borrower, the Canadian Administrative Agent and the Global Administrative Agent of any such Lender Certificate, (a) the aggregate amount of the Commitments of the Lenders (including any Person that becomes a Lender by delivery of such a Lender Certificate) automatically without further action by the Borrower, the Canadian Administrative Agent, the Global Administrative Agent or any Lender shall be increased by the amount indicated in such Lender Certificate (but not in excess of the Equivalent Amount of U.S.$75,000,000 in the aggregate for all such increases in the Combined Revolving Commitments pursuant to this Section and Section 2.21 of the U.S. Credit Agreement) on the effective date set forth in such Lender Certificate (such increased amount herein the "Increased Commitment Amount"), (b) the Register shall be amended to add such Commitment of such additional Lender or to reflect the increase in the Commitment of an existing Lender and the Applicable Percentages of the Lenders shall be adjusted accordingly to reflect the additional Lender or in the increase in the Commitment of an existing Lender, (c) any such additional Lender shall be deemed to be a party in all respect to this Agreement and the other Loan Documents, and (d) upon the effective date set forth in such Lender Certificate, any such Lender party to the Lender Certificate shall purchase a pro rata portion of the outstanding Credit Exposure of each of the current Lenders such that the Lenders (including any additional Lender, if applicable) shall have the appropriate portion of the aggregate outstanding Credit Exposure (based in each case of such Lender's Applicable Percentage, as revised pursuant to this Section).

         SECTION 2.22. Bankers' Acceptances. Subject to the terms and conditions of this Agreement, the Commitments may be utilized, upon the request of the Borrower, in addition to the Loans provided for by Section 2.2 and the issuance of Letters of Credit provided for by Section 2.4, for the acceptance by the Lenders of Bankers' Acceptances issued by the Borrower, provided that in no event shall (i) the aggregate amount of all Bankers' Acceptance Liabilities together with the Equivalent Amount in U.S. Dollars of the aggregate principal amount of the Loans and the aggregate amount of all LC Exposure exceed the lesser of (A) the aggregate amount of the Allocated Canadian Borrowing Base then in effect and (B) the aggregate amount of the Commitments of the Lenders, and
(ii) any Bankers' Acceptances have maturities which is an integral multiple of 30 days, and is not less than 30 days or more than 180 days, from the Acceptance Date (and shall in no event mature on a date after the Maturity Date). Whenever the Borrower is required to furnish a notice to the Canadian Administrative Agent pursuant to the following additional provisions of this Section, it shall give a copy of such notice to the Global Administrative Agent. The following additional provisions shall apply to Bankers' Acceptances:

         (a) In order to facilitate and expedite the issuance and acceptance of Bankers' Acceptances hereunder, the Borrower agrees to the terms and conditions of the Power of Attorney with respect to the Bankers' Acceptance attached hereto as Exhibit I.

         (b) When the Borrower wishes to make a Borrowing by way of Bankers' Acceptances, the Borrower shall give the Canadian Administrative Agent and the Global Administrative Agent prior written notice with respect to the issuance of the Bankers' Acceptances (such written notice a "Bankers' Acceptance Request") by not later than 1:00 p.m., Toronto time, two (2) Business Days' prior to the Acceptance Date. Each Bankers' Acceptance Request shall be irrevocable and binding on the Borrower. The Borrower shall indemnify each Lender against any loss or expense incurred by such Lender as a result of any failure by the Borrower to fulfill or honor before the date specified as the Acceptance Date, the applicable conditions set forth in Article IV, if, as a result of such failure the requested Bankers' Acceptance is not made on such date. Unless otherwise agreed among the Canadian Administrative Agent, the Global Administrative Agent and the Lenders, the aggregate amount of all Bankers' Acceptances issued on any Acceptance Date hereunder shall be accepted pro rata by all Lenders relative to their respective Applicable Percentage, rounded, upwards or downwards, as the case may be, to the nearest C$100,000. Upon receipt of a Bankers' Acceptance Request, the Canadian Administrative Agent shall advise each Lender of the contents thereof.

         (c) [Intentionally omitted].

         (d) On each day during the period commencing with the issuance by the Borrower of any Bankers' Acceptance and until such Bankers' Acceptance Liability shall have been paid by the Borrower, the Commitment of each Accepting Lender that is able to extend credit by way of Bankers' Acceptances shall be deemed to be utilized for all purposes of this Agreement in an amount equal to the Principal Amount of such Bankers' Acceptance.

         The Commitment of any Lender providing a BA Loan rather than Bankers' Acceptances shall be deemed utilized during this period in an amount equal to its Applicable Percentage of the total amount of Bankers' Acceptances and BA Loans in each Bankers' Acceptance Request.

         (e) The Borrower agrees to pay on the BA Maturity Date for each Bankers' Acceptance, to the Canadian Administrative Agent for account of each Accepting Lender, an amount equal to the Bankers' Acceptance Liability for such Bankers' Acceptance.

         The Borrower hereby waives presentment for payment of Bankers' Acceptances by each Accepting Lender and any defense to payment of amounts due to an Accepting Lender in respect of a Bankers' Acceptance which might exist by reason of such Bankers' Acceptance being held at maturity by the Accepting Lender which accepted it and agree not to claim from such Lenders any days of grace for the payment at maturity of Bankers' Acceptances.

         (f) In the event the Borrower fails to notify the Canadian Administrative Agent in writing not later than 1:00 p.m., Toronto time, on the Business Day prior to any BA Maturity Date that the Borrower intends to pay with such Borrower's own funds the Bankers' Acceptance Liabilities due on such BA Maturity Date or fails to make such payment, the Borrower shall be deemed, for all purposes to have given the Canadian Administrative Agent notice of a borrowing of a Canadian Prime Loan pursuant to Section 2.3 for an amount equal to the Principal Amount of such Bankers' Acceptance; provided that:

                  (i) the BA Maturity Date for such Bankers' Acceptances shall be considered to be the date of such borrowing;

                  (ii) the proceeds of such Canadian Prime Loan shall be used to pay the amount of the Bankers' Acceptance Liability due on such BA Maturity Date;

                  (iii) if after giving effect to such Canadian Prime Loan, a Canadian Borrowing Base Deficiency would exist, the Global Administrative Agent shall so advise the Borrower and the Borrower shall comply with the provisions of Section 2.10;

                  (iv) each Lender which has made a maturing BA Loan (in accordance with Section 2.22(g) hereof) shall continue to extend credit to the Borrower by way of a Canadian Prime Loan (without further advance of funds to the Borrower) in the Principal Amount equal to its Applicable Percentage of the total amount of credit requested to be extended by Bankers' Acceptances when the BA Loan was made; and

                  (v) the Canadian Administrative Agent shall promptly and in any event within three (3) Business Days following the BA Maturity Date of such Bankers' Acceptances, notify the Borrower in writing of the making of such Canadian Prime Loan pursuant to this Section 2.22(f).

         (g) If, in the sole judgment of a Lender, such Lender is unable, as a result of applicable law or customary market practice, to extend credit by way of Bankers' Acceptance in accordance with this Agreement, such Lender shall give notice to such effect to the Canadian Administrative Agent and the Borrower prior to 11:00 a.m., Toronto time, on the date of the requested credit extension (which notice may, if so stated therein, remain in effect with respect to subsequent requests for extension of credit by way of Bankers' Acceptance until revoked by notice to the Global Administrative Agent, the Canadian Administrative Agent and the Borrower) and shall make available to the Canadian Administrative Agent, in accordance with Section 2.1 hereof prior to 2:00 p.m., Toronto time, on the date of such requested credit extension a Canadian Dollar loan (a "BA Loan") in the Principal Amount equal to such Lender's Applicable Percentage of the total amount of credit requested to be extended by way of Bankers' Acceptances. The Stamping Fee for that BA Loan shall be calculated on that Principal Amount. Such BA Loan shall have an Interest Period equal to the term of the Bankers' Acceptances for which it is a substitute and shall bear interest throughout such Interest Period applicable to that BA Loan at a rate per annum equal to the Bankers' Acceptance Rate for such Bankers' Acceptances. On the maturity date of the Bankers' Acceptances issued concurrently with the advance of the BA Loan, the Borrower shall pay to each Lender which made a BA Loan, in satisfaction of the BA Loan and accrued interest thereon, an amount equal to the Principal Amount of such BA Loan, failing which such Principal Amount shall be converted to a Canadian Prime Loan. The amount of the proceeds of that BA Loan to be disbursed to the Borrower on the Acceptance Date shall be the same amount as if that Lender had accepted and purchased its Lender's Applicable Percentage of the requested Bankers' Acceptances at a discount from the Principal Amount of that Bankers' Acceptance calculated at a discount rate per annum equal to the Bankers' Acceptance Rate for the term of such Bankers' Acceptances in the same manner that BA Net Proceeds are calculated; provided that the Principal Amount of such BA Loan shall be the same amount as the face amount of the Bankers' Acceptance which such Lender would have accepted but for this Section 2.22(g).

         (h) [Intentionally omitted].

         (i) If a Lender determines in good faith, which determination shall be final, conclusive and binding upon the Borrower, and notifies the Borrower that, by reason of circumstances affecting the money market:

                  (i) there is no market for Bankers' Acceptances generally or of a requested duration; or

                  (ii) the demand for Bankers' Acceptances is insufficient to allow the sale or trading of the Bankers' Acceptances created and purchased hereunder generally or in connection with a requested duration;

then:

                  (x) the right of the Borrower to request Bankers' Acceptances or a BA Loan of the affected duration from that Lender shall be suspended until such Lender determines that the circumstances causing such suspension no longer exist and such Lender so notifies each Borrower; and

                  (y) any Bankers' Acceptance Request for an affected duration which is outstanding shall be canceled and the Bankers' Acceptances or BA Loan requested therein shall not be made and a Bankers' Acceptance or BA Loan having the shortest duration available (or if none) a Canadian Prime Loan shall be made in its place.

         (j) It is the intention of the Canadian Administrative Agent, the Lenders and the Borrower that, except to the extent a Lender advises otherwise, pursuant to the Depository Bills and Notes Act ("DBNA"), all Bankers' Acceptances accepted by the Lenders under this Agreement shall be issued in the form of a "depository bill" (as defined in the DBNA), deposited with the Canadian Depository for Securities Ltd. and made payable to CDS & Co. In order to give effect to the foregoing, the Canadian Administrative Agent shall, subject to the approval of the Borrower and the Lenders, establish and notify the Borrower and the Lenders of any procedure, consistent with the terms of this Agreement and the requirements of the DBNA, as is reasonably necessary to accomplish such intention, including, without limitation:

                  (i) any instrument held by the Canadian Administrative Agent or a Lender for the purposes of Bankers' Acceptances shall have marked prominently and legibly on its face and within its text, at or before the time of issue, the words "This is a depository bill subject to the Depository Bills and Notes Act (Canada)";

                  (ii) any reference to the authentication of the Bankers' Acceptances will be removed; and

                  (iii) any reference to "bearer" will be removed and no Bankers' Acceptance shall be marked with any words prohibiting negotiation, transfer or assignment of it or of an interest in it.


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



         (k) If any Event of Default shall occur and be continuing on the Business Day that the Borrower receives notice from the Global Administrative Agent, the Canadian Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with BA Exposure representing greater than 50% of the total BA Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Canadian Administrative Agent, in the name of the Canadian Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the BA Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default described in Section 8.1(g). the Borrower shall also deposit cash collateral pursuant to this paragraph as and to the extent required by
Section 2.10, and any such cash collateral so deposited and held by the Canadian Administrative Agent hereunder shall constitute part of the Global Borrowing Base for purposes of determining compliance with Section 2.10. Each such deposit shall be held by the Canadian Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Canadian Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Canadian Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Canadian Administrative Agent for the satisfaction of the obligations of the Borrower with respect to the BA Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with BA Exposure representing greater than 50% of the total BA Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.10, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.10 and no Default shall have occurred and be continuing.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Global Administrative Agent, the Canadian Administrative Agent, the other Agents, any Issuing Bank and the Lenders to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants to the Global Administrative Agent, the Canadian Administrative Agent, the other Agents, any Issuing Bank and the Lenders as set forth in this Article.

         SECTION 3.1. Corporate Existence. Each Borrower and each of their
Subsidiaries: (i) is an organization duly organized, legally existing and in good standing under the laws of the jurisdiction of its organization; (ii) has all requisite power, and has all material Government Approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.2. [Intentionally omitted].

         SECTION 3.3. [Intentionally omitted].

         SECTION 3.4. No Breach. Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the respective Organic Documents of either Borrower or any of their Subsidiaries, or any Governmental Rule or any material agreement or instrument to which either Borrower or any of their Subsidiaries is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of either Borrower or any of their Subsidiaries pursuant to the terms of any such agreement or instrument other than the Liens created by the Combined Loan Documents.

         SECTION 3.5. Authority. Each Loan Party has all necessary power and authority to execute, deliver and perform its obligations under the Combined Loan Documents to which it is a party; and the execution, delivery and performance by each Loan Party of the Combined Loan Documents to which it is a party, have been duly authorized by all necessary action on its part; and the Combined Loan Documents constitute the legal, valid and binding obligations of each Loan Party party thereto, enforceable in accordance with their terms, except to the extent that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights.

         SECTION 3.6. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by any Loan Party of the Combined Loan Documents or for the validity or enforceability thereof.

         SECTION 3.7. Use of Proceeds and Letters of Credit. Each Borrower will, and will cause each of its Subsidiaries to, use the proceeds of the Loans (a) to refinance existing Indebtedness of the Borrower or its Subsidiaries, (b) to reimburse each Issuing Bank for LC Disbursements in accordance with Section 2.4(e), or (c) for such Borrower's and its Subsidiaries' general corporate purposes, including intercompany Investments. Letters of Credit will be issued only to support normal and customary oil and gas operations undertaken by such Borrower or any of its Subsidiaries in the ordinary course of its business.

         SECTION 3.8. [Intentionally omitted].

         SECTION 3.9. [Intentionally omitted].

         SECTION 3.10. Properties, etc.

         (a) Except as set out in Schedule 3.10 to the U.S. Credit Agreement, each Borrower and each of its Subsidiaries has good and defensible title to its material (individually or in the aggregate) Properties, free and clear of all Liens, except Liens permitted by Section 7.2. Except as set forth in Schedule
3.10 to the U.S. Credit Agreement, after giving full effect to the Excepted Liens, each Borrower or its Subsidiaries owns the net interests in production attributable to the Hydrocarbon Interests reflected in the most recently delivered Reserve Report and the ownership of such Properties shall not in any material respect obligate such Borrower or its Subsidiary to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report. All information contained in the most recently delivered Reserve Report is true and correct in all material respects as of the date thereof.

         (b) All leases and agreements necessary for the conduct of the business of each Borrower and its Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of such Borrower and its Subsidiaries.

         (c) The rights, Properties and other assets presently owned, leased or licensed by the each Borrower and its Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit such Borrower and its Subsidiaries to conduct its business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

         (d) All of the assets and Properties of each Borrower and its Subsidiaries which are reasonably necessary for the operation of its business are in good working condition and are maintained in accordance with prudent business standards.

         SECTION 3.11. No Material Misstatements. No written information, statement, exhibit, certificate, document or report furnished to the Global Administrative Agent, the Canadian Administrative Agent, the other Agents and the Lenders (or any of them) by either Borrower or any of its Subsidiaries in connection with the negotiation of the Combined Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to the Parent and its Subsidiaries taken as a whole. There is no fact existing with respect to the Parent or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or in the future could reasonably be likely to have (so far as such Borrower can now foresee) a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Global Administrative Agent and the Canadian Administrative Agent by or on behalf of such Loan Party prior to, or on, the Closing Date in connection with the transactions contemplated hereby.

         SECTION 3.12. [Intentionally omitted].

         SECTION 3.13. [Intentionally omitted].

         SECTION 3.14. Subsidiaries. Except as set forth on Schedule 3.14 to the U.S. Credit Agreement or as otherwise disclosed in writing to the Global Administrative Agent and the Canadian Administrative Agent, the Borrowers have no Subsidiaries.

         SECTION 3.15. Location of Business and Offices. Each Borrower's principal place of business and chief executive offices are located at the address stated on the respective signature page of this Agreement or as otherwise disclosed in writing to the Global Administrative Agent and the Canadian Administrative Agent.

         SECTION 3.16. Defaults. Neither Borrower nor any of its Subsidiaries is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which such Borrower or any of its Subsidiaries is a party or by which such Borrower or any of its Subsidiary is bound which default could reasonably be expected to have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

         SECTION 3.17. Unfunded Pension Liabilities. The unfunded pension or similar liabilities of each Borrower and its Subsidiaries do not in the aggregate exceed an amount which could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.18. Compliance with the Law. Neither Borrower nor any of its Subsidiaries has violated any Governmental Rule or failed to obtain any Governmental Approval necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure could reasonably be expected to have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect. Except for such acts or failures to act as could not reasonably be expected to have a Material Adverse Effect, the Oil and Gas Properties (and properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable Governmental Rules of all Governmental Authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties.

         SECTION 3.19. Solvency. Immediately after the consummation of the Financing Transactions to occur on the Global Effective Date and immediately following the making of each Loan made on the Global Effective Date and after giving effect to the application of the proceeds of such Loans, (a) each Loan Party will not have unreasonably small capital with which to conduct the business in which such Loan Party is engaged as such business is now conducted and is proposed to be conducted following the Global Effective Date; and (b) each Loan Party and each Borrower and its Subsidiaries, on a consolidated basis, will be Solvent.

         SECTION 3.20. Representations and Warranties in U.S. Credit Agreement. Each Borrower represents and warrants that each of the representations and warranties contained in the U.S. Credit Agreement, including, without limitation, Article III of the U.S. Credit Agreement, pertaining or otherwise applicable to such Borrower or its Subsidiaries, each in its capacity as a direct or indirect Subsidiary of the Parent, is true, correct and complete in all respects (except with respect to such representations and warranties which expressly relate to an earlier date, in which case such representations and warranties are true, correct and complete as of such earlier date).

                                   ARTICLE IV
                                   CONDITIONS

         SECTION 4.1. Initial Loan. The obligations of the Lenders to make Loans (including making BA Loans and accepting Bankers' Acceptances) or for any Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2):

         (a) Certain Loan Documents. The Global Administrative Agent (or its counsel) shall have received from each party thereto either a counterpart of each of the following documents duly executed on behalf of such party or written evidence satisfactory to the Global Administrative Agent (which may include telecopy transmission of a signed signature page of such document) that each such party has duly executed for delivery to the Global Administrative Agent a counterpart of each of the following documents which documents must be acceptable to the Global Administrative Agent in its sole and absolute discretion: this Agreement, the Intercreditor Agreement, the Parent Guaranty, the Pledge Agreement and the other Loan Documents.

         (b) U.S. Loan Documents and Canadian Term Loan Documents. The Global Administrative Agent shall have received copies of the executed U.S. Loan Documents and Canadian Term Loan Documents and the conditions for making Loans provided in the U.S. Credit Agreement shall have been contemporaneously satisfied.

         (c) Opinions of Counsel. The Global Administrative Agent shall have received opinions, dated the Global Effective Date, addressed to the Global Administrative Agent, the Canadian Administrative Agent and all Lenders, from
(i) Macleod Dixon LLP, counsel to each Borrower, in substantially the form attached hereto as Exhibit A-1, (ii) Vinson & Elkins L.L.P., U.S. counsel to the Parent, in substantially the form attached hereto as Exhibit A-2, and (iii) Stewart McKelvey Stirling Scales, Nova Scotia counsel to TBF, in substantially the form attached hereto as Exhibit A-3.

         (d) Organizational Documents. The Global Administrative Agent shall have received a certificate of an Authorized Officer of each Loan Party dated as of the Global Effective Date, certifying:

                  (i) that attached to each such certificate are (A) a true and complete copy of the Organic Documents of such Loan Party, as the case may be, as in effect on the date of such certificate, (B) a true and complete copy of a certificate from the Governmental Authority of Canada or the province of such entity's organization certifying that such entity is duly organized and validly existing in such jurisdiction, and (C) a true and complete copy of a certificate from the appropriate Governmental Authority of each province (without duplication) certifying that such entity is a valid and subsisting extra provincial corporation in such jurisdiction, if the failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect;

                  (ii) that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors or management committee of such Loan Party, as applicable, authorizing the execution, delivery and performance of such of the Combined Loan Documents to which such Loan Party is or is intended to be a party;

                  (iii) that attached thereto is a copy of the certificate of incorporation; and that such certificate of incorporation has not been amended since the date of such certified copy; and

                  (iv) as to the incumbency and specimen signature of each officer of such Loan Party executing such of the Combined Loan Documents to which such Loan Party is or is intended to be a party.

         (e) Pledge Agreement. The Global Administrative Agent shall have received counterparts of the Pledge Agreement, dated as of the Closing Date, duly executed and delivered by the Parent, together with the following:

                  (i) stock certificates representing 100% of the outstanding shares of common stock of (x) TBF and (y) TBRL, and stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates; and

                  (ii) all documents and instruments, including Uniform Commercial Code Financing Statements (Form UCC-1), required by law or reasonably requested by the Global Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Pledge Agreement.

         (f) [Intentionally omitted].

         (g) Canadian Lien Searches. The Global Administrative Agent shall have received (i) the Canadian Lien Searches, all dated reasonably close to the Closing Date, in the discretion of the Global Administrative Agent and in form and substance satisfactory to the Global Administrative Agent, and (ii) evidence reasonably satisfactory to the Global Administrative Agent that the Liens indicated by the financing statements (or similar documents) in such Canadian Lien Searches are permitted by Section 7.2 of the U.S. Credit Agreement or have been released.

         (h) Priority; Security Interest. The Collateral shall be free and clear of all Liens, except Liens permitted by Section 7.2 of the U.S. Credit Agreement. All filings, notices, recordings and other action necessary to perfect the Liens in the Collateral shall have been made, given or accomplished or arrangements for the completion thereof satisfactory to the Global Administrative Agent and its counsel shall have been made and all filing fees and other expenses related to such actions either have been paid in full or arrangements have been made for their payment in full which are satisfactory to the Global Administrative Agent.

         (i) Approvals and Consents. The Global Administrative Agent shall have received copies of all Governmental Approvals and third party consents and approvals necessary or, advisable in connection with the Financing Transactions, and all applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any burdensome conditions. There shall be no actual government or judicial action restraining, preventing or imposing burdensome conditions on the Financing Transactions.

         (j) Initial Reserve Report. The Global Administrative Agent and the Lenders shall have received and shall be satisfied with the contents, results and scope of the Initial Reserve Report.

         (k) Existing Facilities. The Global Administrative Agent shall have received a certificate, signed by an Authorized Officer of the Borrower, stating that TBRL or the Parent have repaid in full and terminated the Existing Credit Facilities contemporaneously with the initial Combined Loans under the Combined Credit Agreements. The Global Administrative Agent shall have received evidence satisfactory to it that all Liens associated with the Existing Credit Facilities have been released or terminated contemporaneously with the making of such payments and that arrangements satisfactory to the Global Administrative Agent have been made for recording and filing such releases.

         (l) Other Documents. The Global Administrative Agent shall have received such other legal opinions, instruments and documents as any of the Agents or their counsel may have reasonably requested.

         (m) Satisfactory Legal Form. All documents executed or submitted pursuant hereto by and on behalf of each Borrower or any other Loan Party shall be in form and substance reasonably satisfactory to the Global Administrative Agent and its counsel. The Global Administrative Agent and its counsel shall have received all information, approvals, documents or instruments as the Global Administrative Agent or its counsel may reasonably request.

         (n) Fees and Expenses. The Global Administrative Agent, the Canadian Administrative Agent, the Arranger, the other Agents and the Lenders shall have received all fees, including the Upfront Fee, and other amounts due and payable pursuant to this Agreement or any other Combined Loan Document on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Combined Loan Document.

         (o) TBF Documents. The Global Administrative Agent, the Canadian Administrative Agent and the Lenders shall have received executed copies of and shall be satisfied with the contents of the TBF Documents.

The Global Administrative Agent shall notify each Borrower, the Canadian Administrative Agent, the other Agents and the Lenders of the Global Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans (including making BA Loans and accepting Bankers' Acceptances) and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.2) at or prior to 3:00 p.m., New York City time, on April 11, 2001 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

         SECTION 4.2. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Banks to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

         (a) Representations and Warranties. At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the representations and warranties of each Loan Party set forth in the Combined Loan Documents to which it is a party shall be true and correct on and as of such date after giving effect to such funding and to the intended use thereof in all material respects as if made on and as of such date (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

         (b) No Defaults. At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

         (c) No Material Adverse Effect. At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         (d) Borrowing Request. The Global Administrative Agent and the Canadian Administrative Agent shall have received a Borrowing Request for any Borrowing. Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

         Each Borrower agrees with the Global Administrative Agent, the Canadian Administrative Agent, the other Agents, any Issuing Bank and each Lender that, until the Commitments have expired or been terminated and Obligations shall have been paid and performed in full, all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed and no Bankers' Acceptances Liabilities are outstanding, each Borrower will perform the obligations set forth in this Article.

         SECTION 5.1. Reporting Requirements. The Borrower shall deliver, or shall cause to be delivered, to the Global Administrative Agent, the Canadian Administrative Agent and each Lender:

         (a) Compliance Certificate. Concurrently with any delivery of financial statements under clause (a) or (b) of Section 5.1 of the U.S. Credit Agreement, if the Parent has not supplied a compliance certificate, in substantially the form of Exhibit C thereto or any other form approved by the Global Administrative Agent, executed by an Authorized Officer of the Parent, then the Borrowers shall deliver a compliance certificate substantially in the form of Exhibit C hereto certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto; and

         (b) Other Matters. From time to time such other information regarding the business, affairs or financial condition of each Borrower as any Lender, the Global Administrative Agent or Canadian Administrative Agent may reasonably request.

         SECTION 5.2. Litigation. The Borrower shall promptly give to the Global Administrative Agent and the Canadian Administrative Agent notice of: (i) all legal or arbitral proceedings, and of all proceedings before any Governmental Authority affecting the Borrower or its Subsidiaries, except proceedings which, if adversely determined, could not reasonably be expected to have a Material Adverse Effect, and (ii) any litigation or proceeding against or adversely affecting the Borrower or its Subsidiaries in which injunctive or similar relief is sought. The Borrower will promptly notify the Global Administrative Agent, the Canadian Administrative Agent and each of the Lenders of any claim, judgment, Lien or other encumbrance affecting any Property of the Borrower or its Subsidiaries if the value of the claim, judgment, Lien, or other encumbrance when aggregated with all other existing claims, judgment or Liens affecting such Property shall exceed U.S.$3,000,000.

         SECTION 5.3. Maintenance, Etc. The Borrower shall and shall cause each Subsidiary to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Rules if failure to comply with any such requirements could reasonably be expected to have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice, permit representatives of the Global Administrative Agent, the Canadian Administrative Agent or any Lender, during normal business hours, to examine, copy, and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender, the Global Administrative Agent or the Canadian Administrative Agent (as the case may be).

         SECTION 5.4. Further Assurances. The Borrower will and will cause each Subsidiary to cure promptly any defects in the execution and delivery of this Agreement and any other Loan Document to which it is a party. The Borrower, at its expense, will and will cause each Subsidiary to, promptly execute and deliver to the Global Administrative Agent and the Canadian Administrative Agent all such other documents, agreements and instruments reasonably requested by the Global Administrative Agent and the Canadian Administrative Agent to comply with or accomplish the covenants and agreements of the Borrower or any Subsidiary, as the case may be, in this Agreement and any other Loan Document, or to file any notices or obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

         SECTION 5.5. Performance of Obligations. The Borrower will and will cause each Loan Party to do and perform every act and discharge all of the Obligations at the time or times and in the manner specified.

         SECTION 5.6. Additional Subsidiaries. If any additional Subsidiary of either Borrower is formed or acquired after the Global Effective Date, such Borrower will notify the Global Administrative Agent, the Canadian Administrative Agent and the Lenders thereof. If any Subsidiary as of the date of its formation, its acquisition or at any time thereafter has a total asset value in excess of U.S.$25,000,000 (or its equivalent in other currencies) and such Subsidiary owns Oil and Gas Properties included in the Global Borrowing Base, then the Borrower will cause such Subsidiary (unless such Subsidiary is a Foreign Subsidiary) to execute a Subsidiary Guaranty within 30 days after such Subsidiary is formed or acquired or it is determined to have the requisite total asset value.

         SECTION 5.7. Covenants in U.S. Credit Agreement. Until the payment in full in cash of all Obligations and the termination or expiration of all Commitments and Letters of Credit and Bankers' Acceptances, each Borrower covenants and agrees that it will perform, comply with, observe and fulfill, each of the covenants, agreements and obligations contained in the U.S. Credit Agreement, including, without limitation, Article V and Article VII of the U.S. Credit Agreement, pertaining or otherwise applicable to such Borrower in its capacity as a Subsidiary of the Parent. Each Borrower hereby irrevocably and unconditionally agrees to be bound by such covenants, agreements and obligations applicable to it in such capacity as if such Borrower were a party to the U.S. Credit Agreement and such covenants, agreements and obligations applicable to it in such capacity are hereby reaffirmed by each Borrower.



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                                   ARTICLE VI
                                   [NOT USED]

                                   ARTICLE VII
                               NEGATIVE COVENANTS

         Each Borrower agrees with the Global Administrative Agent, the Canadian Administrative Agent, the other Agents, any Issuing Bank, and each Lender that, until the Commitments have expired or been terminated and Obligations shall have been paid and performed in full, all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed and no Bankers' Acceptances Liabilities are outstanding, each Borrower will perform the obligations set forth in this Article.

         SECTION 7.1. Nature of Business. Neither the Borrower nor any Subsidiary will allow any material change to be made in the character of its business as an independent oil and gas exploration and production, gas gathering and processing or marketing company.

         SECTION 7.2. Liens. Neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

         (a) Liens securing the payment of any of the Combined Obligations;

         (b) Excepted Liens;

         (c) Liens disclosed on Schedule 7.2 to the U.S. Credit Agreement or permitted by Section 7.2 of the U.S. Credit Agreement; and

         (d) Liens permitted by any of the Combined Loan Documents.

         SECTION 7.3. Proceeds of Loans and Letters of Credit. The Borrower will not permit the proceeds of the Loans or Letters of Credit to be used for any purpose other than those permitted by Section 3.7.

         SECTION 7.4. Transactions with Affiliates. Neither the Borrower nor any Subsidiary will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than a Subsidiary) unless such transactions are otherwise permitted under this Agreement or the other Combined Loan Documents, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         SECTION 7.5. Subsidiaries. The Borrower shall not, and shall not permit any Subsidiary to, create any additional Subsidiaries except in accordance with
Section 5.6.




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



                                  ARTICLE VIII
                                EVENTS OF DEFAULT

         SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default":

         (a) any Loan Party shall default in the payment or prepayment when due of any principal of or interest on any Loan (including BA Loans and Bankers' Acceptances), or any reimbursement obligation for a disbursement made under any Letter of Credit or Bankers' Acceptance, or any fees or other amount payable by it hereunder or under any other Loan Document and such default, other than a default of a payment or prepayment of principal (which shall have no cure period), shall continue unremedied for a period of five days; or

         (b) any Loan Party shall default in the payment when due of any principal of or interest on any of its other Indebtedness (other than Non-Recourse Debt) aggregating U.S.$10,000,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause after giving effect to all applicable grace periods, such Indebtedness to become due prior to its stated maturity; or

         (c) any representation, warranty or certification made or deemed made herein or in any other Combined Loan Document by any Loan Party, or any certificate furnished to any Lender, the Global Administrative Agent or the Canadian Administrative Agent pursuant to the provisions hereof or any other Combined Loan Document, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect; or

         (d) any Loan Party shall default in the performance of any of its obligations under Article VII or any other Article of this Agreement other than under Article V; or any Loan Party shall default in the performance of any of its obligations under Article V or any Loan Party shall default in the performance of its obligations under any other Loan Document (other than the payment of amounts due which shall be governed by Section 8.1(a)) and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) notice thereof to the Loan Party by the Global Administrative Agent, the Canadian Administrative Agent or any Lender (through the Global Administrative Agent or the Canadian Administrative Agent), or (ii) a Loan Party otherwise becoming aware of such default; or

         (e) either Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

         (f) either Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy and Insolvency Act (Canada), (iv) file a petition seeking to take


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



advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy and Insolvency Act (Canada), or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

         (g) a proceeding or case shall be commenced, without the application or consent of either Borrower, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Borrower of all or any substantial part of its assets, or (iii) similar relief in respect of either Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or (iv) an order for relief against either Borrower shall be entered in an involuntary case under the Bankruptcy and Insolvency Act (Canada); or

         (h) a judgment or judgments for the payment of money in excess of U.S.$10,000,000 in the aggregate shall be rendered by a court against any Loan Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and such Loan Party shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

         (i) any Loan Party takes, suffers or permits to exist any of the events or conditions referred to in paragraphs (e), (f) or (g) or if any Loan Party shall so state in writing; or

         (j) a Change of Control shall occur; or

         (k) the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Global Administrative Agent or the Canadian Administrative Agent or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Loan Party; or

         (l) any "Default" or "Event of Default" as defined in either the U.S. Loan Documents or the Canadian Term Loan Documents shall occur; provided that if such "Default" or "Event of Default" is cured or waived under the U.S. Loan Documents or the Canadian Term Loan Documents, as applicable, then such "Default" or 'Event of Default" shall no longer constitute a Default or an Event of Default, respectively, under this Agreement.

         SECTION 8.2. Action if Bankruptcy. If any Event of Default described in
Section 8.1(g) with respect to either Borrower shall occur, the Commitments (if not theretofore terminated) shall



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automatically terminate and the outstanding principal amount of all outstanding
Loans and all other obligations hereunder shall automatically be and become immediately due and payable, without demand, protest or presentment or notice of any kind, all of which are hereby expressly waived by each Borrower and its Subsidiaries. Without limiting the foregoing, the Agents and the Lenders shall be entitled to exercise any and all other remedies available to them under the Loan Documents and applicable law.

         SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 8.1(g)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Required Lenders, may, by notice to the Borrower, declare (a) the Commitments (if not theretofore terminated) to be terminated and/or (b) all of the outstanding principal amount of the Loans (including BA Loans and Bankers' Acceptances) and all other obligations hereunder to be due and payable, whereupon the Commitments shall terminate and the full unpaid amount of such Loans and other obligations shall be and become immediately due and payable, without demand, protest or presentment or notice of any kind, all of which are hereby waived by the Borrower and its Subsidiaries. Without limiting the foregoing, the Agents and the Lenders shall be entitled to exercise any and all other remedies available to them under the Loan Documents and applicable law.

                                   ARTICLE IX
                                     AGENTS

         Each of the Lenders, the Issuing Banks and the other Agents hereby irrevocably appoints The Chase Manhattan Bank as the Global Administrative Agent, The Chase Manhattan Bank of Canada, as the Canadian Administrative Agent, The Bank of Nova Scotia as Canadian Syndication Agent, The Toronto-Dominion Bank as Canadian Documentation Agent, and authorizes each such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

         Any bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

         The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) each Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise following its receipt of written instructions from the Required Lenders (or such other number or percentage of the Combined Lenders as shall be necessary under the circumstances as provided in Section 10.2), and (c) except as expressly set forth



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



in the Loan Documents, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent, the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as such Agent or any of its Related Parties in any capacity. Each Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Combined Lenders as shall be necessary under the circumstances as provided in Section 10.2) or in the absence of its own gross negligence or wilful misconduct; PROVIDED, HOWEVER, THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT EACH OF THE AGENTS BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL. Each Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to such Agent by the Borrower or a Lender, and such Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

         The Global Administrative Agent, the Canadian Administrative Agent and the other Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Global Administrative Agent, the Canadian Administrative Agent and the other Agents also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Global Administrative Agent, the Canadian Administrative Agent and the other Agents may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         Any Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Any Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of such Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

         Subject to the appointment and acceptance of a successor Global Administrative Agent or the Canadian Administrative Agent as provided in this paragraph, the Global Administrative Agent or the Canadian Administrative Agent may resign at any time by notifying the Combined Lenders



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



and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Global Administrative Agent or retiring Canadian Administrative Agent gives notice of its resignation, then the retiring Global Administrative Agent or the Canadian Administrative Agent may, on behalf of the Combined Lenders and the Issuing Banks, appoint a successor Global Administrative Agent or the Canadian Administrative Agent, respectively, which shall be a bank with an office in New York, New York or Toronto, Canada, respectively, or an Affiliate of any such bank. Upon the acceptance of its appointment as Global Administrative Agent or the Canadian Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Global Administrative Agent or the Canadian Administrative Agent, as the case may be, and the retiring Global Administrative Agent or the retiring Canadian Administrative Agent shall be discharged from its duties and obligations hereunder (other than its obligations under Section 10.12). The fees payable by the Borrower to a successor Global Administrative Agent or successor Canadian Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Global Administrative Agent's or Canadian Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.3 shall continue in effect for the benefit of such retiring Global Administrative Agent or retiring Canadian Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Global Administrative Agent or the Canadian Administrative Agent, respectively.

         Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the Intercreditor Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

         Each of the Lenders, for itself and on behalf of any of its Affiliates, and the Issuing Banks hereby irrevocably appoints the Global Administrative Agent and the Canadian Administrative Agent to act as its agent under the Intercreditor Agreement and authorizes the Global Administrative Agent and the Canadian Administrative Agent to execute the Intercreditor Agent on its behalf and to take such actions on its behalf and to exercise such powers as are delegated to the Global Administrative Agent or the Canadian Administrative Agent, as the case may be, by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto.



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



                                    ARTICLE X
                                  MISCELLANEOUS

         SECTION 10.1. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         (a) if to the Borrower, to:

                           Tom Brown Resources Ltd
                           736 8th Avenue SW, 7th Floor
                           Calgary, Alberta T2P 1H4
                           Canada
                           Attention:  Carol A Rutherford
                           Telephone:  403-515-6000
                           Facsimile:  403-515-6060

                  with a copy to:

                           Tom Brown, Inc.
                           555 17th Street, Suite 1850
                           Denver, Colorado 80202-3918
                           Attention:  Daniel G. Blanchard, Executive Vice
                                       President, Treasurer and Chief Financial
                                       Officer
                           Telephone:  303-260-5095
                           Facsimile:  303-260-5039

         (b) if to the Global Administrative Agent, to:

                           The Chase Manhattan Bank
                           Loan and Agency Services
                           One Chase Manhattan Plaza, 8th floor
                           New York, NY 10081
                           Attention:  Joselin Fernandes
                           Telephone:  212-552-7414
                           Facsimile:  212-552-5777



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



                  with a copy to:

                           The Chase Manhattan Bank
                           Global Oil & Gas Group
                           600 Travis, 20th Floor
                           Houston, Texas 77002
                           Attention:  Peter Licalzi
                           Telephone:  713-216-8869
                           Facsimile:  713-216-4117

                  and, with respect to non-Borrowing related matters, with a copy to:

                           The Chase Manhattan Bank
                           Global Oil & Gas Group
                           600 Travis, 20th Floor
                           Houston, Texas 77002
                           Attention:  Robert Mertensotto
                           Telephone:  713-216-4147
                           Facsimile:  713-216-8870

         (c)      if to the Canadian Administrative Agent:

                           The Chase Manhattan Bank of Canada
                           1 First Canadian Place
                           100 King Street West, Suite 6900
                           P.O. Box 106
                           Toronto, Ontario
                           Canada M5X 1A4
                           Attention:  Portfolio Management Associates
                           Telephone:  416-216-4135 or 4106
                           Facsimile:  416-216-4162

         (d)      if to the Canadian Syndication Agent:

                           The Bank of Nova Scotia
                           Scotia Capital - Bank Finance Oil, Gas & Pipelines 3820, 700 - 2nd Street SW
                           PO Box 2540, Scotia Centre
                           Calgary, Alberta   T2P 2N7
                           Attention:  Stacey Strike
                           Telephone:  403-221-6413
                           Facsimile:  403-221-6497




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



         (e) if to the Canadian Documentation Agent:

                           The Toronto-Dominion Bank
                           TD Tower, 38th Floor
                           66 Wellington Street West
                           Toronto, Ontario  M5K 1A2
                           CANADA
                           Attention:  Ms. Debbi L. Brito
                           Telephone:  416-307-9197
                           Facsimile:  416-982-8619

         (f) if to any other Lender, to it at its address (or telecopy number) provided to the Global Administrative Agent, the Canadian Administrative Agent and the Borrower or as set forth in its Administrative Questionnaire; and

         (g) if to any U.S. Lender or Canadian Term Lender, to it at its address (or telecopy number) provided to the Global Administrative Agent, the Canadian Administrative Agent, the Parent or as set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         SECTION 10.2. Waivers; Amendments.

         (a) No failure or delay by the Global Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Global Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Global Administrative Agent, the Canadian Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

         (b) Neither this Agreement nor any of the Combined Loan Documents nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required



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Lenders or by the Borrower and the Global Administrative Agent and the Canadian
Administrative Agent with the consent of the Required Lenders, or, in the case of any other Combined Loan Document, pursuant to an agreement or agreements in writing entered into by the relevant Loan Parties thereto and the Required Lenders or by the relevant Loan Parties thereto and the Global Administrative Agent and the Canadian Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section 10.2, Section 2.10 or the definition of "Combined Lenders," "Combined Revolving Lenders," "Required Lenders," "Majority Lenders" or "Super Majority Lenders" or any other provision of any Combined Loan Document specifying the number or percentage of Lenders, U.S. Lenders, Canadian Term Lenders, Combined Lenders or Combined Revolving Lenders required to determine or redetermine the Global Borrowing Base or the Revolving Borrowing Base or required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Combined Lender, (vi) release any Loan Party from its Guaranty or Subsidiary Guaranty (except as expressly provided in such Guaranty or Subsidiary Guaranty), or limit its liability in respect of such Guaranty or Subsidiary Guaranty, without the written consent of each Combined Lender, or (vii) except as expressly provided herein, in the Intercreditor Agreement or in the Security Documents (as defined herein and in each other Combined Credit Agreement), release all or any part of the Collateral from the Liens of the Security Documents (as defined herein and in each other Combined Credit Agreement), without the written consent of each Combined Lender; provided further that no such agreement shall amend, waive, modify or otherwise affect the rights or duties of any Agent (as defined herein and in each other Combined Credit Agreement) or any Issuing Bank (as defined herein and in each other Combined Credit Agreement) without the prior written consent of such Agent (as defined herein and in each other Combined Credit Agreement) or any Issuing Bank (as defined herein and in each other Combined Credit Agreement), as the case may be; provided further that the Global Administrative Agent shall have the right to execute and deliver any release of Lien (or other similar instrument) without the consent of any Lender to the extent such release is required to permit the Borrower or a Subsidiary to consummate a transaction permitted by this Agreement or the other Combined Loan Documents.

         SECTION 10.3. Expenses; Indemnity; Damage Waiver.

         (a) The Borrower shall pay (i) all legal, printing, recording, syndication, travel, advertising and other reasonable out-of-pocket expenses incurred by the Agents, the Arranger and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents and the Arranger (on a solicitor and his own client basis), in connection with the syndication of the



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credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement, the Loan Documents and each other document or instrument relevant to this Agreement or the Loan Documents and any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by an Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) the filing, recording, refiling or rerecording of the Pledge Agreement and the other Security Documents and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to, and all releases and terminations of, any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Pledge Agreement and the other Security Documents, and (iv) all reasonable out-of-pocket expenses incurred by the Agents, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Agents, any Issuing Bank or any Lender (on a solicitor and his own client basis), in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

         (b) The Borrower shall indemnify the Agents, each Issuing Bank, the Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee (on a solicitor and his own client basis), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Financing Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by either Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to either Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity and release shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee (IT BEING UNDERSTOOD THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT EACH OF THE INDEMNITEES BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH

NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL).

         (c) To the extent that the Borrower fails to pay any amount required to be paid by the Borrower to the Global Administrative Agent, the Canadian Administrative Agent or an Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Global Administrative Agent, the Canadian Administrative Agent or such Issuing Bank, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Global Administrative Agent, the Canadian Administrative Agent or such Issuing Bank in its capacity as such.

         (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Financing Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

         (e) All amounts due under this Section shall be payable not later than thirty (30) days after written demand therefor.

         SECTION 10.4. Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Global Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) to any Person who is not a Foreign Lender; provided that (i) except in the case of an assignment to a Lender or a Lender Affiliate, each of the Borrower, the Canadian Administrative Agent and the Global Administrative Agent (and, in the case of an assignment of all or a portion of a Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Banks) must give their prior written consent to such assignment (which consents shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Global Administrative Agent) shall be in increments of U.S.$1,000,000 and not less than U.S.$10,000,000 unless each of the Borrower and the Global Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of its Commitments or Loans in conformity with the Intercreditor Agreement, (iv) the parties to each assignment shall execute and deliver to the Global Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of U.S.$3,500, (v) the assignee, if it shall not be a Lender, shall deliver to the Global Administrative Agent an Administrative Questionnaire, and (vi) after giving effect to any assignment hereunder, the assigning Lender shall have a Commitment of at least U.S.$10,000,000 unless each of the Borrower and the Global Administrative Agent otherwise consents; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under Section 8.1 has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph
(d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and to the other Loan Documents and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17, 2.18, 2.20 and 10.3 and be subject to the terms of Section 10.12). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

         (c) The Global Administrative Agent and the Canadian Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City and Toronto, Canada, respectively, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement and the other Loan Documents, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Global Administrative Agent and the Canadian Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register and will provide prompt written notice to the Borrower of the effectiveness of such assignment. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (e) Any Lender may, without the consent of the Borrower, the Global Administrative Agent, the Canadian Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities which are resident in Canada for purposes of the Income Tax Act (Canada) (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the second proviso to Section 10.2(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.8 and 10.12 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

         (f) A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

         (g) Any Lender may at any time pledge or assign a Lien in all or any portion of its rights under this Agreement to secure obligations of such Lender, and this Section shall not apply to any such pledge or assignment; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         SECTION 10.5. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, any Issuing Bank, the Arranger or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17, 2.18, 2.20, 10.3 and 10.12 and
Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

         SECTION 10.6. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Global Administrative Agent and the Canadian Administrative Agent and when the Global Administrative Agent and the Canadian Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 10.7. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 10.8. Right of Setoff. If an Event of Default shall have occurred and be continuing, each of the Agents, the Issuing Banks, the Lenders and their Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any of its Subsidiaries against any and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured; provided, however, that any such set-off and application shall be subject to the provisions of Section 2.18. As security for such obligations, the Borrower hereby grants to the Agents, each Issuing Bank and each Lender a continuing security interest in any and all balances, credits, deposits, accounts or moneys of the Borrower and its Subsidiaries then or thereafter maintained with any of the Agents, such Issuing Bank and such Lenders. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

         SECTION 10.9. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF
PROCESS.

         (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ALBERTA AND OF CANADA APPLICABLE THEREIN.

         (b) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF ALBERTA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS OF THE PROVINCE OF ALBERTA. EACH OF THE PARTIES HERETO AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENTS OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST EITHER BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

         (c) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

         (d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE PROVINCE OF ALBERTA. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO

THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 10.12. Confidentiality. In the event that the Borrower or the Parent provides to the Global Administrative Agent, the Canadian Administrative Agent or the Lenders confidential information belonging to the Borrower, the Parent or any of its Subsidiaries, then the Global Administrative Agent, the Canadian Administrative Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Global Administrative Agent, the Canadian Administrative Agent or the Lenders breaching their obligation of confidence to the Borrower or the Parent, (iii) are previously known by the Global Administrative Agent, the Canadian Administrative Agent or the Lenders from some source other than the Borrower or the Parent, (iv) are hereafter developed by the Global Administrative Agent, the Canadian Administrative Agent or the Lenders without using the Borrower's or the Parent's information, (v) are hereafter obtained by or available to the Global Administrative Agent, the Canadian Administrative Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower or the Parent with respect to such information or through any other means other than through disclosure by the Borrower or the Parent, (vi) are disclosed with the Borrower's or the Parent's consent, (vii) must be disclosed either pursuant to any Governmental Rule or to Persons regulating the activities of the Global Administrative Agent, the Canadian Administrative Agent or the Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Global Administrative Agent, the Canadian Administrative Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public or chartered accountants, any legal counsel employed by such Person in connection with this Agreement or any other Combined Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Global Administrative Agent, the Canadian Administrative Agent or the Lenders shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Global Administrative Agent, the Canadian Administrative Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three (3) years from the date the information was furnished, unless the Borrower requests in writing at least thirty (30) days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period. The Borrowers and the Parent waive any and all other rights they may have to confidentiality as against the Global Administrative Agent, the Canadian Administrative Agent and the Lenders arising by contract, agreement, statute or law except as expressly stated in this Section 10.12.

         SECTION 10.13. Interest Rate Limitation. It is the intention of the parties hereto to conform strictly to applicable interest, usury and criminal laws and, anything herein to the contrary notwithstanding, the obligations of the Borrower and the Guarantors to a Lender, any Issuing Bank or any Agent under this Agreement or any Combined Loan Document shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to such Lender, such Issuing Bank or Agent limiting rates of interest which may be charged or collected by such Lender, such Issuing Bank or Agent. Accordingly, if the transactions contemplated hereby or thereby would be illegal, unenforceable, usurious or criminal under laws applicable to a Lender, any Issuing Bank or any Agent (including the laws of any jurisdiction whose laws may be mandatorily applicable to such Lender or Agent notwithstanding anything to the contrary in this Agreement or any other Combined Loan Document then, in that event, notwithstanding anything to the contrary in this Agreement or any other Combined Loan Document, it is agreed as follows:

                  (i) the provisions of this Section shall govern and control;

                  (ii) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under this Agreement or any Combined Loan Document or otherwise in connection with this Agreement or any Combined Loan Document by such Lender, such Issuing Bank or such Agent shall under no circumstances exceed the maximum amount of interest allowed by applicable law (such maximum lawful interest rate, if any, with respect to each Lender, each Issuing Bank and the Agents herein called the "Highest Lawful Rate"), and any excess shall be cancelled automatically and if theretofore paid shall be credited to the Borrower by such Lender, such Issuing Bank or such Agent (or, if such consideration shall have been paid in full, such excess refunded to the Borrower);

                  (iii) all sums paid, or agreed to be paid, to such Lender, such Issuing Bank or such Agent for the use, forbearance and detention of the indebtedness of the Borrower to such

         Lender, such Issuing Bank or such Agent hereunder or under any Combined Loan Document shall, to the extent permitted by laws applicable to such Lender, such Issuing Bank or such Agent, as the case may be, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof;

                  (iv) if at any time the interest provided pursuant to this Section or any other clause of this Agreement or any other Combined Loan Document, together with any other fees or compensation payable pursuant to this Agreement or any other Combined Loan Document and deemed interest under laws applicable to such Lender, such Issuing Bank or such Agent, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees or compensation to accrue to such Lender, such Issuing Bank or such Agent pursuant to this Agreement or such other Combined Loan Document shall be limited, notwithstanding anything to the contrary in this Agreement or any other Combined Loan Document, to that amount which would have accrued at the Highest Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to such Lender, such Issuing Bank or such Agent pursuant to this Agreement or such other Combined Loan Document below the Highest Lawful Rate until the total amount of interest accrued pursuant to this Agreement or such other Combined Loan Document, as the case may be, and such fees or compensation deemed to be interest equals the amount of interest which would have accrued to such Lender or Agent if a varying rate per annum equal to the interest provided pursuant to any other relevant Section hereof (other than this Section) or thereof, as applicable, had at all times been in effect, plus the amount of fees which would have been received but for the effect of this Section; and

                  (v) with the intent that the rate of interest herein shall at all times be lawful, and if the receipt of any funds owing hereunder or under any other agreement related hereto (including any of the other Combined Loan Documents) by such Lender, such Issuing Bank or such Agent would cause such Lender to charge the Borrower a criminal rate of interest, the Lenders, the Issuing Banks and the Agents agree that they will not require the payment or receipt thereof or a portion thereof which would cause a criminal rate of interest to be charged by such Lender, such Issuing Bank or such Agent, as applicable, and if received such affected Lender, such Issuing Bank or Agent will return such funds to the Borrower so that the rate of interest paid by the Borrower shall not exceed a criminal rate of interest from the date this Agreement was entered into.

         SECTION 10.14. Collateral Matters; Hedging Agreements; Overdraft Facility. The benefit of the Security Documents and of the provisions of this Agreement relating to the Collateral shall also extend to and be available to
(i) those Lenders or their Affiliates which are counterparties to the Hedging Agreements on a pro rata basis in respect of any Hedging Obligations of the Borrower or any of its Subsidiaries that is in effect at such time as such Person (or its Affiliate) is a Lender, but only while such Person or its Affiliate is a Lender, and (ii) those Lenders which are parties to the Overdraft Facility on a pro rata basis in respect of any obligations of the Borrower or any of its

Subsidiaries under such Overdraft Facility up to a maximum of $5,000,000 that are in effect at such time as such Person is a Lender, but only while such Person is a Lender.

         SECTION 10.15. Arranger; Canadian Documentation Agent; Canadian Syndication Agent; Other Agents. None of the Persons identified on the facing page or the signature pages of this Agreement as the "Sole Bookrunner and Lead Arranger" or "Canadian Documentation Agent" or the "Canadian Syndication Agent" or any other Agent (other than the Global Administrative Agent and the Canadian Administrative Agent) shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than, except in the case of the Arranger, those applicable to all Lenders as such. Without limiting the foregoing, none of the Arranger, the Canadian Documentation Agent, the Canadian Syndication Agent or any other Agent (other than the Global Administrative Agent and the Canadian Administrative Agent) shall have or be deemed to have any fiduciary relationship with any Lender or the Borrower or any of its Subsidiaries. The Borrower and each Lender acknowledges that it has not relied, and will not rely, on any of the Arranger, the Canadian Documentation Agent, Canadian Syndication Agent or any other Agent (other than the Global Administrative Agent and the Canadian Administrative Agent) in deciding to enter into this Agreement or in taking or not taking any action hereunder or under the Combined Loan Documents.

         SECTION 10.16. Intercreditor Agreement; Security Documents. For so long as the Intercreditor Agreement shall be in effect, the terms and conditions of this Agreement and the other Loan Documents are subject to the terms of the Intercreditor Agreement. In the event of any inconsistency between this Agreement or any other Loan Document and the terms of the Intercreditor Agreement, the Intercreditor Agreement shall control. In the event of any inconsistency between this Agreement and the terms of any other Loan Document, this Agreement shall control.

         SECTION 10.17. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                           TOM BROWN RESOURCES FUNDING
                                           CORP., as a Borrower

                                           By:
                                               ---------------------------------
                                           Name: Daniel G. Blanchard
                                           Title:   Vice President


                                           TOM BROWN RESOURCES LTD., as a
                                           Borrower

                                           By:
                                               ---------------------------------
                                           Name: Daniel G. Blanchard
                                           Title:   Vice President and Treasurer

             [SIGNATURE PAGE TO CANADIAN REVOLVING CREDIT AGREEMENT]

                                           THE CHASE MANHATTAN BANK, as
                                           Global Administrative Agent


                                           By:
                                               --------------------------------
                                           Name:
                                           Title:


             [SIGNATURE PAGE TO CANADIAN REVOLVING CREDIT AGREEMENT]

                                           THE CHASE MANHATTAN BANK OF
                                           CANADA, as Canadian Administrative
                                           Agent


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:




             [SIGNATURE PAGE TO CANADIAN REVOLVING CREDIT AGREEMENT]

                                           THE CHASE MANHATTAN BANK,
                                           TORONTO BRANCH, as a Lender


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



             [SIGNATURE PAGE TO CANADIAN REVOLVING CREDIT AGREEMENT]

                                           THE BANK OF NOVA SCOTIA, as
                                           Canadian Syndication Agent and as a
                                           Lender


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


             [SIGNATURE PAGE TO CANADIAN REVOLVING CREDIT AGREEMENT]

                                           THE TORONTO-DOMINION BANK, as
                                           Canadian Documentation Agent and as a
                                           Lender


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



             [SIGNATURE PAGE TO CANADIAN REVOLVING CREDIT AGREEMENT]

                                           BNP PARIBAS [CANADA], as a Lender


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:

                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


             [SIGNATURE PAGE TO CANADIAN REVOLVING CREDIT AGREEMENT]

                                           NATIONAL BANK OF CANADA, as a
                                           Lender and as Managing Agent


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


             [SIGNATURE PAGE TO CANADIAN REVOLVING CREDIT AGREEMENT]

                                   EXHIBIT A-1

                     FORM OF LEGAL OPINION OF MACLEOD DIXON

                                [to be provided]





                              Exhibit A-1 - Page 1

                                   EXHIBIT A-2

                 FORM OF LEGAL OPINION OF VINSON & ELKINS L.L.P.

                                [to be provided]




                              Exhibit A-2 - Page 1

                                   EXHIBIT A-3

            FORM OF LEGAL OPINION OF STEWART MCKELVEY STIRLING SCALES

                                [to be provided]





                              Exhibit A-3 - Page 1

                                   [EXHIBIT B]

                           FORM OF LENDER CERTIFICATE


                                ________, 200___


To:      THE CHASE MANHATTAN BANK,
         as Global Administrative Agent

To:      THE CHASE MANHATTAN BANK OF CANADA,
         as Canadian Administrative Agent

         Tom Brown Resources Funding Corp., Tom Brown Resources Ltd., the Global Administrative Agent, the Canadian Administrative Agent and the other Agents and certain Lenders have heretofore entered into a Credit Agreement, dated as of March 20, 2001, as amended from time to time (the "Credit Agreement"). Capitalized terms herein used having the meaning specified in the Credit Agreement.

[Language for Existing Lender]

[   Please be advised that the undersigned has agreed to increase its Commitment under the Credit Agreement effective __________, 200__ from U.S.
$________________ to U.S. $____________ and (b) that it shall continue to be a party in all respect to the Credit Agreement and the other Loan Documents.]

[Language for New Lender]

[   Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective __________, 200__ with a Commitment of U.S. $____________ and (b) that it shall be deemed to be a party in all respect to the Credit Agreement and the other Loan Documents.]

                                                  Very truly yours,

                                                  ------------------------------



                                                  By:
                                                     --------------------------
                                                  Name:
                                                  Title:



                               Exhibit B - Page 1

Accepted and Agreed:

THE CHASE MANHATTAN BANK.,
  as Global Administrative Agent


By:
    ---------------------------------
Name:
Title:


THE CHASE MANHATTAN BANK. OF CANADA,
  as Canadian Administrative Agent


By:
    ---------------------------------
Name:
Title:


Accepted and Agreed:

TOM BROWN RESOURCES FUNDING CORP.


By:
    ---------------------------------
Name:
Title:

TOM BROWN RESOURCES LTD.


By:
    ---------------------------------
Name:
Title:


                               Exhibit B - Page 2

                                    EXHIBIT C

                        TOM BROWN RESOURCES FUNDING CORP.
                                       and
                            TOM BROWN RESOURCES LTD.

                             COMPLIANCE CERTIFICATE

         In connection with that certain Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Canadian Revolving Credit Agreement", among the Borrowers party thereto, the Lenders party thereto, the other Agents party thereto, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, The Bank of Nova Scotia, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent and the Global Administrative Agent, the undersigned, the [title of Authorized Officer] of TBF and the [title of Authorized Officer] of TBRL do hereby certify, pursuant to Section 5.1(a) of the Canadian Revolving Credit Agreement, as follows on behalf of the Borrower thereunder (capitalized terms hereinafter used having the meaning specified in the Canadian Revolving Credit Agreement):

         No condition or event which constitutes a Default or an Event of Default has occurred and is continuing.

         IN WITNESS WHEREOF, I have hereunto set my hand as of this _____ day of ___________ , 200__.

                                         TOM BROWN RESOURCES FUNDING CORP.


                                         By:
                                             -----------------------------------
                                                [Authorized Officer of TBF]


                                         TOM BROWN RESOURCES LTD.


                                         By:
                                             -----------------------------------
                                                 [Authorized Officer of TBRL]



                               Exhibit C - Page 1

                                    EXHIBIT D

                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to that certain Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Tom Brown Resources Funding Corp., a Nova Scotia unlimited liability company, Tom Brown Resources Ltd., a corporation organized under the laws of the Province of Alberta (collectively the "Borrower") The Toronto-Dominion Bank, as Canadian Documentation Agent, The Bank of Nova Scotia, as Canadian Syndication Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, The Chase Manhattan Bank, as Global Administrative Agent (the "Global Administrative Agent"), the other Agents party thereto, and such Lenders which are or become a party thereto. Terms defined in the Credit Agreement are used herein with the same meanings.

         The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement and the other Loan Documents. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the Intercreditor Agreement, and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents (other than those set forth in Sections
10.4 and 10.12 thereof).

[        It is understood by the Assignor and the Assignee that if any
Bankers' Acceptances accepted by the Assignor remain outstanding on the Assignment Date, such Bankers' Acceptances shall remain the liability and obligation of the Assignor and the Assignor shall be entitled to all of the rights, titles and benefits arising out of the Credit Agreement and the other Loan Documents with respect to such Bankers' Acceptances (including reimbursement rights); provided, however, that the Assignee shall indemnify the Assignor and hold the Assignor harmless from and against any losses or costs paid or incurred by the Assignor in connection with such Bankers' Acceptances (other than losses or costs which arise out of the gross negligence or wilful misconduct of the Assignor) and shall be entitled to a proportionate amount of the fees paid in respect of such Bankers' Acceptances as agreed between the Assignor and the Assignee.](1)

----------

(1) To be included if any Bankers' Acceptances accepted by the Assignor remain outstanding - on the Assignment Date.


                               Exhibit D - Page 1

         This Assignment and Acceptance is being delivered to the Global Administrative Agent and the Canadian Administrative Agent together with, if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Canadian Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Canadian Administrative Agent pursuant to Section 10.4(b) of the Credit Agreement.

         THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ALBERTA AND OF CANADA APPLICABLE THEREIN.

Date of Assignment:
                            --------------------------

Legal Name of Assignor:
                                    --------------------------

Legal Name of Assignee:
                                    --------------------------

Assignee's Address for
 Notices:
         --------------

Effective Date of Assignment
("Assignment Date"):
                                    --------------------------


                                                                         Percentage Assigned of
                                                                         Facility/Commitment (set
                                                                         forth, to at least 8 decimals,
                                                                         as a percentage of the
                                       Equivalent Amount in              Facility and the aggregate
                                       Dollars of the Principal          Commitments of all
Facility                               Amount Assigned                   Lenders thereunder)
--------                               ------------------------          -------------------------------
Commitment Assigned:                   U.S. $                                                                %
                                             ----------------------                       -------------------
Loans:                                 U.S. $                                                                %
                                             ----------------------                       -------------------





                               Exhibit D - Page 2

The terms set forth above and on the reverse side hereof are hereby agreed to:

                                         [Name of Assignor], as Assignor



                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:



                                         [Name of Assignee], as Assignee



                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:



                               Exhibit D - Page 3

The undersigned hereby consent to the within assignment:(2)


                                         TOM BROWN RESOURCES FUNDING CORP.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         TOM BROWN RESOURCES LTD.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:



                                         THE CHASE MANHATTAN BANK, as Global
                                         Administrative Agent



                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         THE CHASE MANHATTAN BANK OF CANADA,
                                         as Canadian Administrative Agent



                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

----------

(2) Consents to be included to the extent required by Section 10.4(b) of the Credit Agreement.




                               Exhibit D - Page 4

                                   EXHIBIT E-1

                            FORM OF BORROWING REQUEST

                                          , 200
                            ---------------     ---

The Chase Manhattan Bank
 as Global Administrative Agent
 for the Lenders referred to below
c/o The Chase Manhattan Bank
Global Oil & Gas Group
600 Travis, 20th Floor
Houston, Texas 77002
Attention:  Peter Licalzi
Facsimile:  713-216-4117

The Chase Manhattan Bank
 as Global Administrative Agent
 for the Lenders referred to below
c/o The Chase Manhattan Bank
Loan and Agency Services
One Chase Manhattan Plaza, 8th floor
New York, NY 10081
Attention:  Joselin Fernandes
Facsimile:  212-552-5777

The Chase Manhattan Bank of Canada
 as Canadian Administrative Agent for the Lenders referred to below c/o The Chase Manhattan Bank of Canada
1 First Canadian Place
100 King Street West, Suite 6900
P.O. Box 106
Toronto, Ontario
Canada M5X 1A4
Attention:
Facsimile:

         Re:      Tom Brown, Inc. - Canadian Revolving Credit Agreement

Dear Sirs:

         Reference is made to that certain Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Tom Brown Resources Funding Corp., a Nova Scotia unlimited liability company, Tom Brown Resources


                              Exhibit E-1 - Page 1

Ltd., a corporation organized under the laws of the Province of Alberta (collectively the "Borrower"), The Toronto-Dominion Bank, as Canadian Documentation Agent, The Bank of Nova Scotia, as Canadian Syndication Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, The Chase Manhattan Bank, as Global Administrative Agent (the "Global Administrative Agent"), the other Agents party thereto, and such Lenders which are or become a party thereto. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Borrowing Request and the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

      (A)     Principal amount and Currency of Borrowing(1):
                                                            -------------------

      (B)     Interest rate basis(2):
                                      ------------------------

      (C)     Effective date (which is a Business Day):

      (D)     Date of maturity (which is a Business Day):

      (E)     Interest Period(3):
                                 --------------------

      If the Borrowing results in an increase in the aggregate outstanding principal amount of the Loans, the Borrower hereby represents and warrants that the conditions specified in paragraphs (a), (b) and (c) of Section 4.2 of the Credit Agreement are satisfied.


--------

      (1) Not less than (i) U.S.$1,000,000 and an integral multiple of U.S.$1,000,000 with respect to Eurodollar Loans (ii) U.S.$500,000 or C$500,000 and an integral multiple of U.S.$500,000 or C$500,000 with respect to U.S. Prime or Canadian Prime Borrowings (or aggregate unused balance of the Commitments in the case of a U.S. Prime or Canadian Prime Borrowing).

      (2)   Eurodollar Borrowing, Canadian Prime Borrowing or U.S. Prime
            Borrowing.

      (3) If applicable, selected period must comply with the definition of "Interest Period" and end not later than the Maturity Date.


                              Exhibit E-1 - Page 2

      The Borrower has caused this Borrowing Request to be executed and delivered by its Authorized Officer this day of , 200__.

                                      Very truly yours,

                                      [TOM BROWN RESOURCES FUNDING CORP.]


                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:

                                      [TOM BROWN RESOURCES LTD.]



                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:




                              Exhibit E-1 - Page 3

                                   EXHIBIT E-2

                        FORM OF INTEREST ELECTION REQUEST

                            ________________, 200___

The Chase Manhattan Bank
 as Global Administrative Agent
 for the Lenders referred to below
c/o The Chase Manhattan Bank
Global Oil & Gas Group
600 Travis, 20th Floor
Houston, Texas 77002
Attention:  Peter Licalzi
Facsimile:  713-216-4117

The Chase Manhattan Bank
 as Global Administrative Agent
 for the Lenders referred to below
c/o The Chase Manhattan Bank
Loan and Agency Services
One Chase Manhattan Plaza, 8th floor
New York, NY 10081
Attention:  Joselin Fernandes
Facsimile:  212-552-5777

The Chase Manhattan Bank of Canada
 as Canadian Administrative Agent for the Lenders referred to below c/o The Chase Manhattan Bank of Canada
1 First Canadian Place
100 King Street West, Suite 6900
P.O. Box 106
Toronto, Ontario
Canada M5X 1A4
Attention:
Facsimile:

         Re:      Tom Brown, Inc. - Canadian Revolving Credit Agreement

Dear Sirs:

         Reference is made to that certain Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Tom Brown Resources Funding Corp., a Nova Scotia unlimited liability company, Tom Brown Resources



                              Exhibit E-2 - Page 1

Ltd., a corporation organized under the laws of the Province of Alberta (collectively the "Borrower"), The Toronto-Dominion Bank, as Canadian Documentation Agent, The Bank of Nova Scotia, as Canadian Syndication Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, The Chase Manhattan Bank, as Global Administrative Agent (the "Global Administrative Agent"), the other Agents party thereto, and such Lenders which are or become a party thereto. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes an Interest Election Request and the Borrower hereby requests the conversion or continuation of a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing to be converted or continued as requested hereby:

         (A)      Borrowing to which this request applies(1):
                                                            --------------------

         (B)      Principal amount of Borrowing to be
                  converted/continued(2):
                                         ---------------------------------------

         (C)      Effective date of election (which is a Business Day):

         (D)      Interest rate basis of resulting Borrowing(3):
                                                                ----------------

         (E)      Interest Period of resulting Borrowing(4):
                                                             -------------------

                                           Very truly yours,

                                           [TOM BROWN RESOURCES FUNDING CORP.]


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


--------

      (1)   Specify existing Type and last day of current Interest Period.

      (2) Not less than (i) U.S.$1,000,000 and an integral multiple of U.S.$1,000,000 with respect to Eurodollar Loans (ii) U.S.$500,000 or C$500,000 and an integral multiple of U.S.$500,000 or C$500,000 with respect to U.S. Prime or Canadian Prime Borrowings (or aggregate unused balance of the Commitments in the case of a U.S. Prime or Canadian Prime Borrowing). (3) Eurodollar Borrowing or Canadian Prime Borrowing or U.S. Prime Borrowings.

      (4) Which must comply with the definition of "Interest Period" and end not later than the Maturity Date.



                              Exhibit E-2 - Page 2

                                           [TOM BROWN RESOURCES LTD.]



                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:




                              Exhibit E-2 - Page 3

                                    EXHIBIT F

                            FORM OF PLEDGE AGREEMENT

                                [to be attached]



                               Exhibit F - Page 1

                                    EXHIBIT G

                             [Intentionally omitted]



                               Exhibit G - Page 1

                                    EXHIBIT H

                             [Intentionally omitted]





                               Exhibit H - Page 1

                                    EXHIBIT I

                 POWER OF ATTORNEY TERMS - BANKERS' ACCEPTANCES

                  In order to facilitate the acceptance of Bankers' Acceptances pursuant to the terms of that certain Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Tom Brown Resources Funding Corp., a Nova Scotia unlimited liability company, Tom Brown Resources Ltd., a corporation organized under the laws of the Province of Alberta (collectively the "Borrower"), The Bank of Nova Scotia, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, The Chase Manhattan Bank, as Global Administrative Agent (the "Global Administrative Agent"), the other Agents party thereto, and such Lenders which are or become a party thereto, the Borrower hereby appoints each Lender (individually, the "Lender"), acting by its duly authorized signatories (the "Attorney") for the time being at the Lender's main branch in Toronto, Ontario (the "Branch of Account"), the attorney of the Borrower:

         1. to sign for and on behalf and in the name of the Borrower as drawer, drafts in the Lender's standard form ("Drafts") which may be "depository bills" under and as defined in the Depository Bills and Notes Act (the "DBNA") drawn on the Lender payable to the order of the Borrower or to the order of the Lender or to a "clearing house" under the DBNA or its nominee for deposit by the Lender with the "clearing house" after acceptance thereof by the Lender; and

         2.       to fill in the amount, date and maturity date of such Drafts;

provided that such acts in each case are to be undertaken by the Lender in accordance with instructions given to the Lender by the Borrower as provided in this power of attorney.

                  Instructions to the Lender relating to the execution, completion, endorsement, discount and/or deposit by the Lender on behalf of the Borrower of Drafts which the Borrower wishes to submit to the Lender for acceptance by the Lender shall be communicated by the Global Administrative Agent and the Canadian Administrative Agent and/or Borrower to the Lender in writing at the Branch of Account following delivery by the Borrower of a notice in respect of a drawdown, conversion or rollover pursuant to the Credit Agreement and shall specify the following information:

         1. a Canadian Dollar amount, which shall be the aggregate face amount of the Drafts to be accepted by the Lender in respect of a particular drawdown, conversion or rollover;

         2. a specified period of time, as provided in the Credit Agreement, which shall be the number of days after the date of such Drafts that such Drafts are to be payable, and the dates of issue and maturity of such Drafts; and


                               Exhibit I - Page 1

         3. payment instructions specifying the account number of the Borrower and the financial institution at which the proceeds from the sale of such Drafts are to be credited.

                  The communication in writing by the Borrower to the Lender of the instructions referred to above shall constitute the authorization and instruction of the Borrower to the Lender to complete, execute and, if applicable, endorse Drafts in accordance with such information as set out above and the request of the Borrower to the Lender to accept such Drafts and deliver the same, or deposit the same with a "clearing house" under the DBNA, against payment as set out in the instructions. The Borrower acknowledges that the Lender shall not be obligated to accept any such Drafts except in accordance with the provisions of the Credit Agreement. The Lender shall be and it is hereby authorized to act on behalf of the Borrower upon and in compliance with instructions communicated to the Lender as provided herein if the Lender reasonably believes them to be genuine.

                  The Borrower agrees to indemnify the Lender and its directors, officers, employees, affiliates and agents and to hold it and them harmless from and against any loss, liability, expense or claim of any kind or nature whatsoever incurred by any of them as a result of any action or inaction in any way relating to or arising out of this power of attorney or the acts contemplated hereby including the deposit of any draft with a "clearing house" under the DBNA; provided that this indemnity shall not apply to any such loss, liability, expense or claim which results from the gross negligence or wilful misconduct of the Lender or any of its directors, officers, employees, affiliates or agents.

                  This power of attorney may be revoked by the Borrower at any time upon not less than five (5) Business Days' written notice served upon the Lender at the Branch of Account, provided that (i) it may be replaced with another power of attorney forthwith in accordance with the requirements of the Credit Agreement; and (ii) no such revocation shall reduce, limit or otherwise affect the obligations of the Borrower in respect of any Draft executed, completed, endorsed, discounted and/or delivered in accordance herewith prior to the time at which such revocation becomes effective. This power of attorney may be terminated by the Lender at any time upon not less than five (5) Business Days' written notice to the Borrower in accordance with Section 2.22 of the Credit Agreement.

                  Any revocation or termination of this power of attorney shall not affect the rights of the Lender and the obligations of the Borrower with respect to the indemnities of the Borrower above stated with respect to all matters arising prior in time to any such revocation or termination.

                  This power of attorney is in addition to and not in substitution for any agreement to which the Lender and the Borrower are parties.

                  This power of attorney shall be governed in all respects by the laws of the Province of Alberta and the laws of Canada applicable therein and each of the Borrower and the Lender


                               Exhibit I - Page 2
hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of such jurisdiction in respect of all matters arising out of this power of attorney.

                  In the event of a conflict between the provisions of this Power of Attorney and the Credit Agreement, the Credit Agreement shall prevail.




                               Exhibit I - Page 3

                                    EXHIBIT J

                       FORM OF BANKERS' ACCEPTANCE REQUEST

                                     [Date]

To The Chase Manhattan Bank of Canada,
as Canadian Administrative Agent to the Lenders party to the Credit Agreement referred to below

Re: Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Tom Brown Resources Funding Corp., a Nova Scotia unlimited liability company, Tom Brown Resources Ltd., a corporation organized under the laws of the Province of Alberta (collectively the "Borrower"), The Bank of Nova Scotia, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, The Chase Manhattan Bank, as Global Administrative Agent (the "Global Administrative Agent"), the other Agents party thereto, and such Lenders which are or become a party thereto.

Dear Ladies and Gentlemen:

         We request that the Lenders accept and issue the following Bankers' Acceptances.

TOTAL PRINCIPAL AMOUNT:
                                    --------------
ACCEPTANCE DATE:
                                    --------------
MATURITY DATE:
                                    --------------
RESULTING TERM IN DAYS:
                                    --------------




                               Exhibit J - Page 1

                                           Very truly yours,

                                           [TOM BROWN RESOURCES FUNDING CORP.]
                                           or
                                           [TOM BROWN RESOURCES LTD.]


                                           By:
                                              ----------------------------------
                                           Title:



                               Exhibit J - Page 2

                                    EXHIBIT K

               CALCULATION OF NET PROCEEDS OF BANKERS' ACCEPTANCE


The BA Net Proceeds of any Bankers' Acceptance shall be equal to the following formula:


BA NET PROCEEDS    =   Principal Amount of Bankers' Acceptance  X  Price
                       ---------------------------------------

PRICE              =                          1
                       ---------------------------------------------------------
                         1 + (Bankers' Acceptance Rate X (Term/365))

The Price of any Bankers' Acceptance shall expressed as a decimal and be rounded to nearest 1/10000 of 1% with 0.000005 being rounded up.





                               Exhibit K - Page 1

                                    EXHIBIT L

                     DETAILS OF ISSUE OF BANKERS' ACCEPTANCE


                                DETAILS OF ISSUE

                                     [Date]

[Borrower's addresses]


Re: Credit Agreement, dated as of March 20, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Tom Brown Resources Funding Corp., a Nova Scotia unlimited liability company, Tom Brown Resources Ltd., a corporation organized under the laws of the Province of Alberta (collectively the "Borrower"), The Bank of Nova Scotia, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, The Chase Manhattan Bank, as Global Administrative Agent (the "Global Administrative Agent"), the other Agents party thereto, and such Lenders which are or become a party thereto.

Dear Ladies and Gentlemen:

         The details of issue with respect to the Bankers' Acceptance Request dated ___________ are as follows:

1.       Principal Amount of Bankers' Acceptances Issued:

2.       BA Maturity Date:

3.       Bankers' Acceptance Rate:

4.       BA Stamping Fee Rate:

5.       BA Net Proceeds:
                                           THE CHASE MANHATTAN BANK OF CANADA,
                                           as Canadian Administrative Agent



                                           By:
                                               ---------------------------------
                                           Title:



                               Exhibit L - Page 1

                                    EXHIBIT M

                           FORM OF SUBSIDIARY GUARANTY

                                [to be attached]



                               Exhibit M - Page 1

                                    EXHIBIT N

                             FORM OF PARENT GUARANTY

                                [to be attached]




                               Exhibit N - Page 1

                                  SCHEDULE 2.1

                                   COMMITMENTS


                          Lender                                           Commitments
                          ------                                           -----------

The Chase Manhattan Bank, Toronto Branch                             U.S.$12,555,555.56
BNP Paribas [Canada]                                                 U.S.$ 8,000,000.00
The Bank of Nova Scotia                                              U.S.$10,000,000.00
The Toronto-Dominion Bank                                            U.S.$10,000,000.00
National Bank of Canada                                              U.S.$14,444,444.44
                                                                     ------------------
TOTAL:                                                               U.S.$55,000,000.00




                              Schedule 2.1 - Page 1